                                                                    EXHIBIT 99AH

                              ZENITH ELECTRONICS
                                  CORPORATION
                             CIUDAD JUAREZ, MEXICO




                DATE OF INSPECTIONS: MARCH 22 - APRIL 10, 1998

                  EFFECTIVE DATE OF VALUATION: APRIL 1, 1998

                   APPRAISERS: WILLIAM J. GARDNER, JR., ASA
                               MICHAEL J. DIPROSPERO, ASA
                               SCOTT C. LONKART
                               JAMES F. GARDNER
                               LEE ROBINETTE, ASA




                      GREENWICH INDUSTRIAL SERVICES, LLC.
                                611 ACCESS ROAD
                         STRATFORD, CONNECTICUT 06497
                                (203) 380-9367

                               TABLE OF CONTENTS
                               -----------------

                                                                         PAGES
                                                                         -----
1.   LETTER OF TRANSMITTAL                                                 1-5

2.   EQUIPMENT                                                            1-92

3.   PHOTOGRAPHS                                                         93-95

4.   CERTIFICATION                                                           I

5.   STATEMENT OF LIMITING CONDITIONS                                       II

6.   DEFINITION OF VALUE                                                III-IV

7.   DEFINITION OF CONDITIONS                                                V

8.   STATEMENT REGARDING THE AMERICAN SOCIETY OF APPRAISERS                 VI

May 14, 1998


Mr. Richard Lewis
Director, Quality
Zenith Electronics Corp.
1000 Milwaukee Avenue
Glenview, IL  60025-2493

Re:  Machinery and Equipment Appraisal
     Zenith Electronics Corporation
     Ciudad Juarez, MX

Dear Mr. Lewis:

In accordance with your recent request, Greenwich Industrial Services conducted detailed on-site inspections between March 22 and April 10, 1998 of the machinery belonging to Zenith Electronics Corporation, located at Melrose Park, IL, Glenview, IL, Chicago Warehouse Plant #5, Chicago Plant #6, Reynosa, MX, Chihuahua, MX, Ciudad Juarez, MX, and Matamoros, MX. The appraisal consisted of on-site inspections and subsequent office review, research and analysis. The purpose of the inspections was to determine the Forced Liquidation Value, Fair Market Value and Fair Market In-Place Value for corporate decision making purposes. The effective date of this valuation is April 1, 1998.

Greenwich Industrial Services conducted a walk through inspection in February 1998, of the equipment at each of the facilities listed above. The current appraisal is mutually exclusive and supercedes any and all prior assessments. Based on the detailed nature of the current assignment and additional research conducted on the equipment, the values have been altered in numerous instances.

Zenith Electronics Corporation is an international manufacturer of televisions, cable boxes, remote controls and related products. The company has been a well-known producer of electronic components for many years and has significant name brand recognition.

Ciudad Juarez, Mexico facility includes two separate operations within the same building including Plant #'s 43 & 72. The modern facility encompasses over 900,000 square feet and appeared to be clean and well organized, with a considerable amount of open space available.

Zenith Electronics Corp.
May 14, 1998
Page 2

The main production area, Plant #43, consisted of assembly lines for large screen televisions, a state of the art woodworking shop, lamination and panel lines, a plastic injection molding department and miscellaneous support equipment. The equipment appeared to be well maintained with a natural and desirable workflow implemented. The condition and diverse composition of equipment at this location had a positive impact on the values. There is a considerable loading/docking area to facilitate a smooth equipment removal process.

The operation is also home to Plant # 72, which is located at the rear of the building and is totally segregated from the other plant. Plant # 72 is a self-sufficient production area for rear projection tubes complete with a wastewater treatment system, office area and maintenance shop. The equipment inspected consisted of a vacuum exhaust line, LEHR tunnel oven, screening line, test equipment and miscellaneous support equipment. The equipment is state of the art technology and appeared to be well maintained and in good operating condition.

The following report is a detailed break out of the equipment located at the above facility. The information contained herein is one segment in the valuation process and should be considered within the context of the overall assignment.

In appraising each of the facilities, Greenwich Industrial Services did not look at the overall business value of the corporation, nor the values of the real estate including land, building or site improvements. We did however, consider the following: workflow of the product, capability constraints, safety issues, quality controls, maintenance of the equipment, industry trends, location of the facility, current technology and overall working conditions and environment. Greenwich Industrial Services also considered all forms of obsolescence including, economic, functional and physical deterioration.

As part of our appraisal assignment, Zenith requested that we were to assist the company with a new asset identification system. The scope of that process was to tag individual pieces of equipment with an estimated liquidation value greater than $1,000. It should be noted that we were provided with stickers from the company and that not all of the equipment with values greater than $1,000 were tagged due to the nature of the equipment or the fact that it may have been in operation. The majority of office equipment was not tagged due to the inappropriate mark the stickers would make on the furniture. Upon our final review of each of the plants visited, we did notice that several of the stickers had already been removed. In the future we would suggest a stronger adhesive metal plate identification be utilized. We also left the remaining rolls of tags with each of the Zenith facilities for identification of future acquisitions.

Since the last Walk-Through Appraisal report was published, it is important to note that a significant amount of changes have taken place including equipment being transferred to other locations within Zenith, new equipment acquisitions, new departments being added or implemented and an entire plant (Plant #70) being moved.

Zenith Electronics Corp.
May 14, 1998
Page 3

It is also important to note that due to the detailed aspect of this appraisal report, new discoveries were uncovered including: operating efficiencies and inefficiencies, useful age/life findings on numerous key pieces of equipment and more detailed information on all forms of obsolescence present. Greenwich Industrial Services has also conducted further market analysis in order to find comparable sales of similar pieces of equipment.

The Forced Liquidation Value reflected, represents the gross amount in U.S. Dollars that, in our opinion, would be realized if the assets were sold in a forced situation at a properly advertised and conducted public sale within a 60-90 day time frame, under present economic trends. Conclusions taken into consideration are physical location, difficulty of removal, physical condition, adaptability, specialization, marketability, overall appearance and psychological appeal of the assets. Further, the ability of the asset group to draw sufficient prospective buyers to insure competitive offers is considered. All assets would be sold on a piecemeal basis "as is/where is" with purchasers responsible for removal of assets at their own risk and expense. Any deletions or additions to the package could change the psychological and/or monetary appeal necessary to obtain the value indicated.

The Fair Market Value reflected represents the most probable amount an asset should bring in a competitive and open market under all conditions requisite to a fair sale with the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus; (a) buyer and seller are typically motivated; (b) both parties are well informed or well advised, and acting in what they consider their own best interest; (c) a reasonable time is allowed for exposure to the open market; (d) payment is made in terms of cash in U.S. Dollars; and (e) the price represents the normal consideration for the asset sold, unaffected by special or creative financing, or sales concessions granted by anyone associated with the sale.

The Fair Market In-Place Value reflected represents the value of the assets in their present location assuming the facility will continue in the manufacture of its present product at a profitable level. The values reflected take into consideration all costs associated with rigging, installation, wiring, plumbing, and dismantling. Greenwich Industrial Services has not taken into consideration the financial condition, goodwill, product lines, or the future markets of Zenith Electronics Corp.

This appraisal was conducted, and the report prepared, in accordance with the attached Appraisal Definitions and Conditions, which are considered an integral part thereof. This appraisal was conducted in accordance with customary appraisal practices and represents the best judgment of the appraiser. The appraisers further state that they have no direct or indirect, present or contemplated future interest in the property appraised and that the fee for services is in no way contingent on the value shown herein.

Zenith Electronics Corp.
May 14, 1998
Page 4

We hereby certify that, to the best of our knowledge and belief, the statements of fact contained in this report are true and correct and this report has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation and the Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers.



                        ZENITH ELECTRONICS CORPORATION
                        ------------------------------

                             CIUDAD JUAREZ, MEXICO
                             ---------------------

PLANT # 43
----------

         TOTAL FORCED LIQUIDATION VALUE:             $6,516,150.00
         TOTAL FAIR MARKET VALUE:                    $8,326,050.00
         TOTAL FAIR MARKET IN-PLACE VALUE:           $10,323,900.00

PLANT # 72
----------

         TOTAL FORCED LIQUIDATION VALUE:             $904,350.00
         TOTAL FAIR MARKET VALUE:                    $1,255,400.00
         TOTAL FAIR MARKET IN-PLACE VALUE:           $1,796,700.00

GRAND TOTAL
-----------

         TOTAL FORCED LIQUIDATION VALUE:             $7,420,500.00
         TOTAL FAIR MARKET VALUE:                    $9,581,450.00
         TOTAL FAIR MARKET IN-PLACE VALUE:           $12,120,600.00


No responsibility is assumed by the appraiser for matters which are legal in nature nor is any opinion of the title rendered herewith. This appraisal assumes good title. Any liens or encumbrances which may exist have been disregarded, as well as any delinquency in the payment of general taxes or special assessments.

We will retain a copy of this report in our files with the original field notes for a period of seven years. This company considers these reports and notes confidential, and we do not permit access to them by anyone without your authorization.

Zenith Electronics Corp.
May 14, 1998
Page 5

We enclose herewith our billing for services rendered. We will maintain a work file should you have any further questions.

Very truly yours,



William J. Gardner, Jr. ASA                          Michael J. DiProspero, ASA
President                                            Appraiser



James F. Gardner                                     Scott C. Lonkart
Appraiser                                            Appraiser

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                 FLV                FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM
------------------------------------------------------------------------------------------------------------------------------------
     1       15000     UNIT #RA-3 EKSTROM CARLSON & CO, MODEL #444, CNC 2 HEAD       $ 65,000.00        $ 75,000.00    $ 90,000.00
                       ROUTER COMPLETE W/ ALLEN BRADLEY 9 SERIES CONTROL
                       CONSOLE, BELT CONVEYOR, SCRAP CARRIER, ASSOCIATED
                       EQUIPMENT, S/N N/A

     2        15001    UNIT #RA-1 EKSTROM CARLSON & CO, MODEL #333,  CNC 2           $ 55,000.00        $ 65,000.00    $ 80,000.00
                       HEAD ROUTER COMPLETE W/ ALLEN BRADLEY 9 SERIES CONTROL
                       CONSOLE, BELT CONVEYOR, SCRAP CARRIER, ASSOCIATED
                       EQUIPMENT, S/N N/A

     3        15002    UNIT #RA-2 EKSTROM CARLSON & CO, MODEL #333,  CNC 2           $ 40,000.00        $ 50,000.00    $ 60,000.00
                       HEAD ROUTER COMPLETE W/ ALLEN BRADLEY 9 SERIES CONTROL
                       CONSOLE, BELT CONVEYOR, SCRAP CARRIER, ASSOCIATED
                       EQUIPMENT, S/N N/A, (CONTROLS MISSING / NOT IN SERVICE)

     4        15003    UNIT #RA-4 EKSTROM CARLSON & CO, MODEL #333,  CNC 2           $ 55,000.00        $ 65,000.00    $ 80,000.00
                       HEAD ROUTER COMPLETE W/ ALLEN BRADLEY 9 SERIES CONTROL
                       CONSOLE, BELT CONVEYOR, SCRAP CARRIER, ASSOCIATED
                       EQUIPMENT, S/N N/A

     5        15004    UNIT #DSC-1 ROUVO CUSTOM DESIGNED SCREW CLEAT DRILL           $  1,000.00        $  1,250.00    $  1,500.00
                       COMPLETE W/ ENCLOSURE, CONTROL CONSOLE, ADJUSTABLE
                       SPINDLES, ASSOCIATED EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                    $216,000.00        $256,250.00    $311,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                 FLV                FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
     6        15005     UNIT #DHA-2 B.M. ROOT COMPANY ADJUSTABLE HORIZONTAL          $ 2,500.00         $ 3,250.00      $ 4,000.00
                        DRILL MACHINE, MODEL #D-360, S/N 8375, W / HYDRAULIC
                        UNIT, ADJUSTABLE SPINDLES, ASSOCIATED EQUIPMENT

     7        15006     UNIT #DH-1 B.M. ROOT COMPANY ADJUSTABLE HORIZONTAL           $ 2,500.00         $ 3,250.00      $ 4,000.00
                        DRILL MACHINE, MODEL #D-360, S/N 8260, W/ HYDRAULIC
                        UNIT, ADJUSTABLE SPINDLES, ASSOCIATED EQUIPMENT

     8        15007     UNIT #DM-7 MUELLER MODEL #CXH PEDESTAL STYLE HD              $ 5,500.00         $ 7,000.00      $ 8,500.00
                        MULTIPLE SPINDLE, VERTICAL DRILL COMPLETE W/ HYDRAULIC
                        UNIT, 20 POSSIBLE ADJUSTABLE SPINDLES, FOOT ACTUATED,
                        ASSOCIATED EQUIPMENT, PROP #3386, S/N 7432

     9        15008     UNIT #DM-6 MUELLER MODEL #CXH PEDESTAL STYLE HD              $ 5,500.00         $ 7,000.00      $ 8,500.00
                        MULTIPLE SPINDLE, VERTICAL DRILL COMPLETE W / HYDRAULIC
                        UNIT, 20 POSSIBLE ADJUSTABLE SPINDLES, FOOT ACTUATED,
                        ASSOCIATED EQUIPMENT, S/N 7590

    10        15012     UNIT #DM-3 MUELLER MODEL #CXH PEDESTAL STYLE HD              $ 5,500.00         $ 7,000.00      $ 8,500.00
                        MULTIPLE SPINDLE, VERTICAL DRILL COMPLETE W / HYDRAULIC
                        UNIT, 20 POSSIBLE SPINDLES, ADJUSTABLE SPINDLES, FOOT
                        ACTUATED, ASSOCIATED EQUIPMENT, S/N 7367
------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                   $21,500.00         $27,500.00      $33,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                 FLV                 FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    11        15013    UNIT #DM-4 MUELLER MODEL #CXH PEDESTAL STYLE HD                 $ 5,500.00        $ 7,000.00     $ 8,500.00
                       MULTIPLE SPINDLE, VERTICAL DRILL COMPLETE W / HYDRAULIC
                       UNIT, 20 POSSIBLE  ADJUSTABLE SPINDLES, FOOT ACTUATED,
                       ASSOCIATED EQUIPMENT, S/N N/A

    12        15009    UNIT #DM-5 CEMCO MULTIPLE SPINDLE, C32 VERTICAL DRILL,          $12,000.00        $15,000.00     $17,000.00
                       GAP FRAME, COMPLETE W / CONTROL UNIT, BALDOR MOTORS, 20
                       SPINDLES, PNEUMATICS, ASSOCIATED EQUIPMENT, S/N N/A

    13        15010    UNIT #DM-8 CEMCO MULTIPLE SPINDLE, C32 VERTICAL DRILL,          $12,000.00        $15,000.00     $17,000.00
                       GAP FRAME, COMPLETE W / CONTROL UNIT, BALDOR MOTORS, 20
                       SPINDLES, PNEUMATICS, ASSOCIATED EQUIPMENT, S/N SVB-1071

    14        15011    UNIT #DM-9 CEMCO MULTIPLE SPINDLE, C32 VERTICAL DRILL,          $11,000.00        $14,000.00     $16,000.00
                       GAP FRAME, COMPLETE W / CONTROL UNIT, BALDOR MOTORS, 8
                       SPINDLES, PNEUMATICS, ASSOCIATED EQUIPMENT, S/N N/A

    15        15014    UNIT #DM-2 CEMCO MULTIPLE SPINDLE, C32 VERTICAL DRILL,          $12,000.00        $15,000.00     $17,000.00
                       GAP FRAME, COMPLETE W / CONTROL UNIT, BALDOR MOTORS, 8
                       SPINDLES, PNEUMATICS, ASSOCIATED EQUIPMENT, S/N N/A W /
                       BLOWER, EXIT ROLLER, CONVEYOR
------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                      $52,500.00        $66,000.00     $75,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                 FLV                FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    16        15015    UNIT #DM-1 CEMCO MULTIPLE SPINDLE, C32 VERTICAL DRILL,         $12,000.00         $15,000.00     $17,000.00
                       GAP FRAME, COMPLETE W / CONTROL UNIT, BALDOR MOTORS, 8
                       SPINDLES, PNEUMATICS, ASSOCIATED EQUIPMENT, S/N N/A W /
                       BLOWER, EXIT ROLLER, CONVEYOR

    17        15016    UNIT #SB-2 MEBER VERTICAL BAND SAW,  MODEL #SR-900 W /         $10,000.00         $12,000.00     $14,000.00
                       34" THROAT, ASSOCIATED EQUIPMENT, S/N 28687, (1996)

    18        15017    UNIT #SB-3 TANNEWITZ VERTICAL BAND SAW, MODEL #GH,  36"        $ 3,000.00         $ 3,500.00     $ 4,250.00
                       THROAT W / ASSOCIATED EQUIPMENT, S/N 74124

    19        15018    UNIT #SB-4 TANNEWITZ VERTICAL BAND SAW, MODEL #GH,  36"        $ 3,000.00         $ 3,500.00     $ 4,250.00
                       THROAT W / ASSOCIATED EQUIPMENT, S/N 74126

    20        15019    UNIT #SB-5 TANNEWITZ VERTICAL BAND SAW, MODEL #GH,  36"        $ 3,000.00         $ 3,500.00     $ 4,250.00
                       THROAT W / ASSOCIATED EQUIPMENT, S/N 84072

    21        15020    UNIT #SB-1 TANNEWITZ VERTICAL BAND SAW, MODEL #GH,  36"        $ 3,000.00         $ 3,500.00     $ 4,250.00
                       THROAT W / ASSOCIATED EQUIPMENT, S/N13869, PROP #3326

    22        15021    UNIT #RT-2 ONSRUD PIN ROUTER, MODEL  #W-1136,  W / GAP         $ 7,500.00         $ 9,000.00     $11,000.00
                       FRAME, ASSOCIATED EQUIPMENT, S/N 10956

    23        15023    UNIT #RT-4 ONSRUD PIN ROUTER, MODEL #W-1136,  W / GAP          $ 7,500.00         $ 9,000.00     $11,000.00
                       FRAME, ASSOCIATED EQUIPMENT, S/N 10938
------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                     $49,000.00         $59,000.00     $70,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                              APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                FLV                FMV              FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    24        15024      UNIT #RT-5 ONSRUD PIN ROUTER, MODEL #W-1136,  W / GAP       $ 7,500.00         $ 9,000.00       $11,000.00
                         FRAME, ASSOCIATED EQUIPMENT, S/N 10957

    25        15022      UNIT #RT-3 ONSRUD PIN ROUTER, MODEL # N/A,  W / GAP         $ 6,000.00         $ 7,000.00       $ 8,000.00
                         FRAME, ASSOCIATED EQUIPMENT, S/N N/A

    26        15041      UNIT #RT-1 ONSRUD PIN ROUTER, MODEL # W-1136,  W / GAP      $ 7,500.00         $ 9,000.00       $11,000.00
                         FRAME, ASSOCIATED EQUIPMENT, S/N 10940

    27        15025      (5) SLAUTERBACK HOT PACK GLUE DISPENSING GUNS, MODEL        $ 2,500.00         $ 3,000.00       $ 3,500.00
                         #H-7, W/ ASSOCIATED EQUIPMENT

    28        15026      UNIT #SV-1 TANNEWITZ 12" TABLE SAW (VARIETY) MODEL #U,      $ 1,600.00         $ 2,000.00       $ 2,400.00
                         W/ TILTING ARBOR, ASSOCIATED EQUIPMENT, S/N 12680, PROP
                         #3264

    29        15027      UNIT #MG-1 HEESEMANN GERMAN MOLD SHAPER, HORIZONTAL         $ 3,500.00         $ 4,000.00       $ 4,500.00
                         BELT SANDER, MODEL #FK-2, W/ CONTROL CONSOLE,
                         ASSOCIATED EQUIPMENT, S/N N/A

    30        15028      UNIT #MA-1 CUSTOM BUILT AUTOMATIC GERMAN MOLD SANDER,       $ 5,000.00         $ 6,000.00       $ 7,000.00
                         COMPLETE W/ EXIT BELT CONVEYOR, ASSOCIATED EQUIPMENT,
                         PROP #3347

    31        15029      UNIT #SVA-1 TANNEWITZ 10" TABLE SAW, MODEL #XJ, W/ 5 HP     $ 1,200.00         $ 1,500.00       $ 1,750.00
                         MOTOR, TILTING ARBOR, 4 ROLL STOCK FEEDER, ASSOCIATED
                         EQUIPMENT, S/N 74146
------------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                  $34,800.00         $41,500.00       $49,150.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                           DESCRIPTION                                  FLV            FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    32        15030      UNIT #SVA-2 TANNEWITZ 10" TABLE SAW, MODEL #US, S/N         $ 1,500.00     $ 1,850.00     $ 2,100.00
                         15193, W/ 3 ROLL STACK FEEDER

    33        15031      UNIT #SVA-3 TANNEWITZ 10" TABLE SAW, MODEL #XJ, S/N         $ 1,200.00     $ 1,500.00     $ 1,750.00
                         N/A, W/ 4 ROLL STOCK FEEDER

    34        15032      UNIT #SVA-4 TANNEWITZ 10" TABLE SAW, MODEL #XJ, S/N         $ 1,200.00     $ 1,500.00     $ 1,750.00
                         74075 W/ 4 ROLL STOCK FEEDER

    35        15033      UNIT #PE-2 OAKLEY 8" HORIZONTAL EDGE BELT SANDER, MODEL     $ 2,000.00     $ 2,500.00     $ 3,000.00
                         #H-5, S/N 3129, W/ ASSOCIATED EQUIPMENT

    36        15034      UNIT #PE-1 OAKLEY 8" HORIZONTAL EDGE BELT SANDER, MODEL     $ 2,000.00     $ 2,500.00     $ 3,000.00
                         #H-5, S/N 2965, W/ ASSOCIATED EQUIPMENT

    37        15035      UNIT #SHN-1 THE PORTER HAND SHAPER, MODEL #211, COMPLETE    $ 1,750.00     $ 2,200.00     $ 2,600.00
                         W/ E-TRAC AC INVERTER, ASSOCIATED EQUIPMENT, S/N N/A

    38        15036      UNIT #SHN-2 WHITNEY HAND SHAPER, MODEL #139, COMPLETE       $ 1,900.00     $ 2,400.00     $ 2,800.00
                         W/ E-TRAC AC INVERTER, ASSOCIATED EQUIPMENT, S/N 16000

    39        15037      UNIT #SHA-2 RYE AUTOMATIC 2 SPINDLE SHAPER, MODEL           $10,000.00     $13,000.00     $16,000.00
                         #R90E-CSM-MS, S/N 148, COMPLETE W/ CONTROL CONSOLE,
                         DUST COLLECTOR, 70" FACE PLATE, ELECTRICAL TIME DELAY
                         UNIT, ASSOCIATED EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                  $21,550.00     $27,450.00     $33,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                           DESCRIPTION                                  FLV            FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    40        15038      UNIT #SHA-3 RYE AUTOMATIC 2 SPINDLE SHAPER, MODEL           $12,000.00     $15,000.00     $18,500.00
                         #R80E-CSM-MS, S/N 192-87, COMPLETE W/ CONTROL CONSOLE,
                         DUST COLLECTOR, 70" FACE PLATE, ELECTRICAL TIME DELAY
                         UNIT, ASSOCIATED EQUIPMENT

    41        15039      UNIT #SHA-4 RYE AUTOMATIC 2 SPINDLE SHAPER, MODEL           $10,000.00     $13,000.00     $16,000.00
                         #R90E-CSM-MS, S/N 16586, COMPLETE W/ CONTROL CONSOLE,
                         DUST COLLECTOR, 70" FACE PLATE, ELECTRICAL TIME DELAY
                         UNIT, ASSOCIATED EQUIPMENT

    42        15040      UNIT #SHA-1 RYE AUTOMATIC 2 SPINDLE SHAPER, MODEL           $13,500.00     $17,500.00     $21,000.00
                         #R80L-CSM-MS, S/N 242-20-89, COMPLETE W/ CONTROL
                         CONSOLE, DUST COLLECTOR, 70" FACE PLATE, ELECTRICAL
                         TIME DELAY UNIT, ASSOCIATED EQUIPMENT

    43        15042      UNIT #EFC-4 CUSTOM DESIGNED EDGE FOILER CONTOUR             $ 5,000.00     $ 7,000.00     $ 9,000.00
                         LAMINATING MACHINE, MODEL N/A, COMPLETE W/ A-C VS
                         RELIANCE DRIVE CONTROL, FEEDER, DIGITAL COUNTER,
                         ASSOCIATED EQUIPMENT, S/N N/A

    44        15043      UNIT #EFC-2 CUSTOM DESIGNED EDGE FOILER CONTOUR             $ 5,000.00     $ 7,000.00     $ 9,000.00
                         LAMINATING MACHINE, MODEL N/A, COMPLETE W/ A-C VS
                         RELIANCE DRIVE CONTROL, FEEDER, DIGITAL COUNTER,
                         ASSOCIATED EQUIPMENT, S/N N/A
---------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                  $45,500.00     $59,500.00     $73,500.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                           DESCRIPTION                                  FLV            FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    45        15044      UNIT #EFC-1 CUSTOM DESIGNED EDGE FOILER CONTOUR             $ 5,000.00     $ 7,000.00     $  9,000.00
                         LAMINATING MACHINE, MODEL N/A, COMPLETE  W/A-C VS
                         RELIANCE DRIVE CONTROL, FEEDER, DIGITAL COUNTER,
                         ASSOCIATED EQUIPMENT, S/N N/A

    46        15045      UNIT #SR-1 ABAL RADIAL ARM SAW W/ TABLE, FOOT CONTROL,      $ 1,000.00     $ 1,300.00     $  1,600.00
                         ASSOCIATED EQUIPMENT, S/N N/A

    47        15046      UNIT #FS-1 FLETCHER 64" SLITTER REWINDER, MODEL #FM-84,     $25,000.00     $30,000.00     $ 35,000.00
                         COMPLETE W/ ALLEN BRADLEY 1305 MOTOR SPEED CONTROLS,
                         ASSOCIATED EQUIPMENT, S/N 9584-2

    48        15047      UNIT #RV-1 38" HOT ROLL CUSTOM LAMINATING MACHINE           $10,000.00     $15,000.00     $ 20,000.00
                         COMPLETE W/ RELIANCE A-C VS DRIVE CONTROL, ROLLER
                         FEEDER, CONTROL CONSOLE, CYLINDERS, BEARINGS,
                         ASSOCIATED EQUIPMENT, S/N N/A

    49        15048      UNIT #PS-2 TIME-SAVER 36" SPEEDBELT AUTOMATIC SANDER        $15,000.00     $18,000.00     $ 21,000.00
                         (SOLEM), MODEL #337-1HD, S/N 12902 W/ BELT CONVEYOR,
                         CONTROL CONSOLE, ASSOCIATED EQUIPMENT

    50        15049      UNIT #PS-3 TIME-SAVER 36" SPEEDBELT AUTOMATIC SANDER        $15,000.00     $18,000.00     $ 21,000.00
                         (SOLEM), MODEL #337-1HD, S/N 12901 W/ BELT CONVEYOR,
                         CONTROL CONSOLE, ASSOCIATED EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                  $71,000.00     $89,300.00     $107,600.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                           DESCRIPTION                                  FLV            FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    51        15050      UNIT #PS-4 TIME-SAVER 36" SPEEDBELT AUTOMATIC SANDER        $ 15,000.00    $ 18,000.00    $ 21,000.00
                         (SOLEM), MODEL #337-1HD, S/N 12900 W/ BELT CONVEYOR,
                         CONTROL CONSOLE, ASSOCIATED EQUIPMENT

    52        15051      UNIT #PS-1 RAMCO 50" AUTOMATIC BELT SANDER (SOLEM),         $ 12,000.00    $ 14,500.00    $ 17,000.00
                         MODEL #5200, S/N 1009, W/ CONTROL CONSOLE, BELT
                         CONVEYOR, ASSOCIATED EQUIPMENT, PROP #3470

    53        15052      UNIT #SE-1 CHALLONER EQUALIZER DOUBLE ENDED RIP SAW,        $ 10,000.00    $ 12,500.00    $ 16,000.00
                         MODEL #521, S/N 405840, W/ CONVEYOR, SENSORS, CONTROL
                         CONSOLE, ASSOCIATED EQUIPMENT

    54        15053      UNIT #SG-1 CUSTOM DESIGNED GANG RIP SAW 34" CAPACITY,       $ 15,000.00    $ 20,000.00    $ 24,000.00
                         W/ DRIVE MOTOR, CONVEYOR, CONTROL CONSOLE, BACK KICK
                         GUARDS, ASSOCIATED EQUIPMENT

    55        15054      UNIT #SLG-1 GREENLEE DOUBLE ENDED LINEAR GROOVER, MODEL     $ 40,000.00    $ 50,000.00    $ 60,000.00
                         #545, COMPLETE W/ EATON DURANT SYSTEM 6450, DIGITAL
                         CONTROL CONSOLE, SENSORS, CONTROL CABINET, DRIVE MOTOR,
                         ASSOCIATED EQUIPMENT, S/N 56015

    56        15055      UNIT #ST-7 MEREEN JOHNSON DOUBLE ENDED TENONING             $ 50,000.00    $ 60,000.00    $ 70,000.00
                         MACHINE, MODEL #660, S/N MJ2893, COMPLETE  W/ CONTROL
                         CONSOLE, ENCLOSURE, CONVEYOR SYSTEM, OPERATORS,
                         CONTROLS, DRIVE MOTOR, ASSOCIATED EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                  $142,000.00    $175,000.00    $208,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                           DESCRIPTION                                  FLV            FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    57        15057      UNIT #ST-8 MEREEN JOHNSON DOUBLE ENDED TENONING MACHINE,    $ 45,000.00    $ 55,000.00    $ 65,000.00
                         MODEL #660, S/N MJ2619, COMPLETE  W/ CONTROL CONSOLE,
                         ENCLOSURE, CONVEYOR SYSTEM, OPERATORS, CONTROLS, DRIVE
                         MOTOR, ASSOCIATED EQUIPMENT

    58        15056      MECCANICA RBO BIESSE GROUP AUTOMATIC PANEL LOADING          $ 10,000.00    $ 15,000.00    $ 20,000.00
                         SYSTEM, W/ ENCLOSURE, CONTROLS, ASSOCIATED EQUIPMENT

    59        15063      UNIT #AC-3 MECCANICA RBO BIESSE GROUP AUTOMATIC PANEL       $ 30,000.00    $ 40,000.00    $ 50,000.00
                         LOADING SYSTEM, MODEL TORNADO S / 1300, W/ ENCLOSURE,
                         CONTROL CONSOLE, SIEMENS OP-393-III TOUCH PAD,
                         ASSOCIATED EQUIPMENT, S/N 933378, (1993)

    60        15077      UNIT #AC-2 MECCANICA RBO BIESSE GROUP AUTOMATIC DOUBLE      $ 45,000.00    $ 60,000.00    $ 75,000.00
                         SIDED PANEL LOADING SYSTEM, MODEL TORNADO S / 1300, W/
                         ENCLOSURE, CONTROL CONSOLE, SIEMENS OP-393-III TOUCH
                         PAD, ASSOCIATED EQUIPMENT, S/N 933376, (1993)

    61        15083      UNIT #AC-1 MECCANICA RBO BIESSE GROUP AUTOMATIC PANEL       $ 30,000.00    $ 40,000.00    $ 50,000.00
                         LOADING SYSTEM, MODEL TORNADO S / 1300, W/ ENCLOSURE,
                         CONTROL CONSOLE, SIEMENS OP-393-III TOUCH PAD,
                         ASSOCIATED EQUIPMENT, (1993)
---------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                  $160,000.00    $210,000.00    $260,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #         ID#                         DESCRIPTION                                   FLV                FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    62        15058    CUSTOM DESIGNED & FABRICATED PNEUMATIC MULTIPLE SPINDLE          $   500.00       $    750.00   $  1,000.00
                       DRILLING TABLE W/ FIXTURE AIR RECEIVER, ASSOCIATED
                       EQUIPMENT

    63        15059    CUSTOM DESIGNED & FABRICATED PNEUMATIC MULTIPLE SPINDLE          $   500.00       $    750.00   $  1,000.00
                       DRILLING TABLE W/ FIXTURE AIR RECEIVER, ASSOCIATED
                       EQUIPMENT

    64        15060    CUSTOM DESIGNED & FABRICATED PNEUMATIC MULTIPLE SPINDLE          $   500.00       $    750.00   $  1,000.00
                       DRILLING TABLE W/ FIXTURE AIR RECEIVER, ASSOCIATED
                       EQUIPMENT

    65        15061    CUSTOM DESIGNED & FABRICATED PNEUMATIC MULTIPLE SPINDLE          $   500.00       $    750.00   $  1,000.00
                       DRILLING TABLE W/ FIXTURE AIR RECEIVER, ASSOCIATED
                       EQUIPMENT

    66        15062    CUSTOM DESIGNED & FABRICATED PNEUMATIC MULTIPLE SPINDLE          $   500.00       $    750.00   $  1,000.00
                       DRILLING TABLE W  FIXTURE AIR RECEIVER, ASSOCIATED
                       EQUIPMENT

    67        15065    CUSTOM DESIGNED LIVE ROLLER CONVEYOR FEED SYSTEM W/              $ 2,000.00       $  2,750.00   $  3,500.00
                       DRIVE MOTOR, ASSOCIATED EQUIPMENT

    68        15064    UNIT #ST-5 TORWEEGE DOUBLE ENDED TENONING MACHINE,               $80,000.00       $ 95,000.00   $110,000.00
                       MODEL #H635, S/N 274 (1986), COMPLETE W/ CONTROL
                       CONSOLE, ENCLOSURE, DRIVE MOTOR, OPERATOR CONTROLS,
                       CONVEYOR, BACK STOP, ASSOCIATED EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                       $84,500.00       $101,500.00   $118,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                          DESCRIPTION                            FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    69        15066    UNIT #ST-6 TORWEEGE DOUBLE ENDED TENONING MACHINE,         $ 80,000.00        $ 95,000.00         $110,000.00
                       MODEL #H635, S/N 275 (1986), COMPLETE W/ CONTROL
                       CONSOLE, ENCLOSURE, DRIVE MOTOR, OPERATOR CONTROLS,
                       CONVEYOR, BACK STOP, ASSOCIATED EQUIPMENT

    70        15078    UNIT #ST-3 TORWEEGE DOUBLE ENDED TENONING MACHINE,         $110,000.00        $125,000.00         $145,000.00
                       MODEL #H635, S/N 450 (1993), COMPLETE W/ TORWEEGE
                       COMPUTER CONTROL CONSOLE, ENCLOSURE, DRIVE MOTOR,
                       OPERATOR CONTROLS, CONVEYOR, BACK STOP, ASSOCIATED
                       EQUIPMENT

    71        15079    UNIT #ST-4 TORWEEGE DOUBLE ENDED TENONING MACHINE,         $135,000.00        $155,000.00         $175,000.00
                       MODEL #H635, S/N 451 (1993), COMPLETE W/ GANTRY FRAME
                       FEED MECHANISM, ENCLOSURE, DRIVE MOTOR, OPERATOR
                       CONTROLS, CONVEYOR, BACK STOP, ASSOCIATED EQUIPMENT

    72        15075    UNIT #EF-4 VOORWOOD SMALL EDGE FOIL APPLICATOR, MODEL      $  7,500.00        $ 10,000.00         $ 12,500.00
                       #L-110, S/N 6437, W/ FEEDER, CONTROL UNIT, ASSOCIATED
                       EQUIPMENT

    73        15076    UNIT #EF-3 VOORWOOD SMALL EDGE FOIL APPLICATOR, MODEL      $  7,500.00        $ 10,000.00         $ 12,500.00
                       #L-110, S/N 6438, W/ FEEDER, CONTROL UNIT, ASSOCIATED
                       EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                 $340,000.00        $395,000.00         $455,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                         DESCRIPTION                                FLV                FMV              FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    74        15081    UNIT #MMD-3 BIESSE 32 MILLIMETRIC DOWEL DRILL, TECHNO         $115,000.00        $130,000.00     $150,000.00
                       LOGIC CONTROL CONSOLE, ADJUSTABLE CONVEYOR, ADJUSTABLE
                       HORIZONTAL / VERTICAL DRILL SPINDLES, PNEUMATICS,
                       ASSOCIATED EQUIPMENT, S/N 93/0872

    75        15087    UNIT #MMD-1 BIESSE 32 MILLIMETRIC DOWEL DRILL, TECHNO         $115,000.00        $130,000.00     $150,000.00
                       LOGIC CONTROL CONSOLE, ADJUSTABLE CONVEYOR, ADJUSTABLE
                       HORIZONTAL / VERTICAL DRILL SPINDLES, PNEUMATICS,
                       ASSOCIATED EQUIPMENT,  S/N 93/0869

    76        15088    UNIT #MMD-2 BIESSE 32 MILLIMETRIC DOWEL DRILL, TECHNO         $115,000.00        $130,000.00     $150,000.00
                       LOGIC CONTROL CONSOLE, ADJUSTABLE CONVEYOR, ADJUSTABLE
                       HORIZONTAL / VERTICAL DRILL SPINDLES, PNEUMATICS,
                       ASSOCIATED EQUIPMENT, S/N 93/0870

    77        15067    UNIT #MMD-4 BIESSE MILLIMETRIC HORIZONTAL DOWEL DRILL         $ 40,000.00        $ 50,000.00     $ 60,000.00
                       UNIT, MODEL #TS/74, S/N 264/80, (1980), W/ CONTROL
                       CONSOLE, ADJUSTABLE, STOP DEVICE, CONVEYOR, ASSOCIATED
                       EQUIPMENT

    78        15080    UNIT #AF-2 MECCANICA RBO BIESSE GROUP MODEL GIRAPEZZI         $ 15,000.00        $ 17,500.00     $ 20,000.00
                       LTC 12 X 30, LIVE ROLLER CONVEYOR TRANSFER & TURN
                       CONVEYOR W/ CONTROL CONSOLE, PNEUMATICS, ASSOCIATED
                       EQUIPMENT, S/N 93/3377, (1993)

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                    $400,000.00        $457,500.00     $530,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                         DESCRIPTION                                   FLV             FMV             FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    79        15086      UNIT #AF-1 MECCANICA RBO BIESSE GROUP MODEL GIRAPEZZI          $ 15,000.00    $ 17,500.00     $ 20,000.00
                         LTC 12 X 30, LIVE ROLLER CONVEYOR, TRANSFER & TURN,
                         CONVEYOR W/ CONTROL CONSOLE, PNEUMATICS, ASSOCIATED
                         EQUIPMENT, S/N 93/3375, (1993)

    80        15068      UNIT #MC-3 BIESSE CNC VERTICAL MACHINING CENTER MODEL          $135,000.00    $150,000.00     $165,000.00
                         ROVER 346/ATC COMPLETE W/ CNC RT-480, CNC CONTROL
                         CONSOLE, ADJUSTABLE CLAMP, FIXTURE, GANTRY FRAME, LIGHT
                         CURTAIN, ASSOCIATED EQUIPMENT, S/N 93/0570, (1993)

    81        15069      UNIT #MC-2 BIESSE CNC VERTICAL MACHINING CENTER MODEL          $135,000.00    $150,000.00     $165,000.00
                         ROVER 346/ATC COMPLETE W/ CNC RT-480, CNC CONTROL
                         CONSOLE, ADJUSTABLE CLAMP, FIXTURE, GANTRY FRAME, LIGHT
                         CURTAIN, ASSOCIATED EQUIPMENT, S/N 93/0568, (1993)

    82        15070      UNIT #MC-1 BIESSE CNC VERTICAL MACHINING CENTER MODEL          $135,000.00    $150,000.00     $165,000.00
                         ROVER 346/ATC COMPLETE W  CNC RT-480, CNC CONTROL
                         CONSOLE, ADJUSTABLE CLAMP, FIXTURE, GANTRY FRAME, LIGHT
                         CURTAIN, ASSOCIATED EQUIPMENT, S/N 93/0569, (1993)

------------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                     $420,000.00    $467,500.00     $515,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                         DESCRIPTION                                   FLV             FMV             FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    83        15071           UNIT #EF-2 FLETCHER TOLBERT AUTOMATIC EDGE FOIL          $ 55,000.00     $ 80,000.00     $100,000.00
                              LAMINATING MACHINE, MODEL #200D, COMPLETE W/ ENCLOSURE,
                              CONTROL CONSOLE, CONVEYOR, OPERATORS, CONTROLS,
                              HYDRAULIC UNIT, DISPENSERS, HEAT SENSORS, ASSOCIATED
                              EQUIPMENT, S/N N/A

    84        15072           UNIT #EF-1 FLETCHER TOLBERT AUTOMATIC EDGE FOIL          $ 55,000.00     $ 80,000.00     $100,000.00
                              LAMINATING MACHINE, MODEL #200D, COMPLETE W/ ENCLOSURE,
                              CONTROL CONSOLE, CONVEYOR, OPERATORS, CONTROLS,
                              HYDRAULIC UNIT, DISPENSERS, HEAT SENSORS, ASSOCIATED
                              EQUIPMENT, S/N 840200D

    85        15073           UNIT #EC-2 MARUNAKA EDGE CONTOUR / LAMINATOR MODEL       $  9,000.00     $ 11,000.00     $ 14,000.00
                              #KCB-70C-DX W/ EDGER AND FEEDER, S/N 81344K, (1994)

    86        15074           UNIT #EC-1 MARUNAKA EDGE CONTOUR / LAMINATOR MODEL       $  9,000.00     $ 11,000.00     $ 14,000.00
                              #KCB-70C-DX W/ EDGER AND FEEDER, S/N 81345K, (1994)

    87        15082           UNIT #ADI-3 BIESSE AUTOMATIC DOWEL INSERTER, TECHNO      $ 80,000.00     $ 90,000.00     $100,000.00
                              SVBL/J COMPLETE W/ ADJUSTABLE CONVEYOR, DIGITAL CONTROL
                              CONSOLE, (2) VIBRATORY FEEDERS, ASSOCIATED EQUIPMENT,
                              S/N 93/0873, (1993)

------------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                               $208,000.00     $272,000.00     $328,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


---------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                        DESCRIPTION                                      FLV               FMV         FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
 88          15089      UNIT #ADI-1 NOTLMEYER AUTOMATIC DOWEL INSERTER, MODEL         $145,000.00       $165,000.00    $190,000.00
                        KOMET SUPER-SPN-IG, S/N 20285, (1995) COMPLETE W/ (2)
                        VIBRATORY FEEDERS, ADJUSTABLE CONVEYOR, (5) ADJUSTABLE
                        INSERTING MECHANISMS, GLUE DISPENSER, GANTRY STYLE,
                        ASSOCIATED EQUIPMENT

 89          15084      UNIT #ST-1 TORWEEGE COMPUTER CONTROLLED DOUBLE ENDED          $105,000.00       $125,000.00    $145,000.00
                        TENONING MACHINE, MODEL #H635 COMPLETE W/ ENCLOSURE, PC
                        BASED CONTROL CABINET, CONVEYOR, BACK STOP, DRIVE
                        MOTOR, FEEDER, ASSOCIATED EQUIPMENT, S/N 452, (1993)

 90          15085      UNIT #ST-2 TORWEEGE COMPUTER CONTROLLED DOUBLE ENDED          $105,000.00       $125,000.00    $145,000.00
                        TENONING MACHINE, MODEL #H635 COMPLETE W/ ENCLOSURE, PC
                        BASED CONTROL CABINET, CONVEYOR, BACK STOP, DRIVE
                        MOTOR, FEEDER, ASSOCIATED EQUIPMENT, S/N 453, (1993)

 91          15090      UNIT #POS-1 AM&D INFRATECH STAINING SYSTEM COMPLETE W/        $  4,000.00       $  6,000.00    $  8,000.00
                        COATER-APPLICATOR, ID POWER CURING, IR DRYER, BLOWER,
                        CLEATED CONVEYOR UNIT, ASSOCIATED EQUIPMENT, S/N 00136

----------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                    $359,000.00       $421,000.00    $488,000.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#      ID#                             DESCRIPTION                                 FLV                FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MILL ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
 92                     MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT           $ 75,000.00      $100,000.00     $135,000.00
                        LIMITED TO:  SELF DUMPING HOPPERS, PERSONAL COMPUTERS,
                        CUSTOM BUILT HORIZONTAL PNEUMATIC SPINDLE DRILL
                        FIXTURES, PALLET JACKS, WORK TABLES, INVENTORY CARTS,
                        BLOWERS, STOOLS, WASTE BASKETS, WORK CONVEYORS, LIVE
                        ROLLER CONVEYORS, MANUAL ROLLER CONVEYORS, ROLL LIFT
                        RIDE-ON 2000 LB SCISSOR LIFT PLATFORMS, PNEUMATIC HAND
                        TOOLS, FIRE EXTINGUISHERS
---------------------------------------------------------------------------------------------------------------------------------
PANEL ROOM
---------------------------------------------------------------------------------------------------------------------------------
 93        15091        UNIT #BS-1 38" CUSTOM DESIGNED BACK STAMPING LINE           $ 40,000.00      $ 55,000.00     $ 75,000.00
                        COMPLETE W/ THE FOLLOWING COMPONENTS:  HARCO (SILK)
                        SCREENING DEVICE, S/N P2L88, SCISSOR LIFT TABLE, CURING
                        OVEN, BRUSH, BELT CONVEYOR, ASHDEE BRUSH CLEANER, BLACK
                        BROTHERS HOT ROLL ADHESIVE  APPLICATOR, CURING OVEN,
                        BLOWERS, ASSOCIATED EQUIPMENT

 94        15092        UNIT #HP-1 STANDARD 4 POST HYDRAULIC STAMPING PRESS,        $ 45,000.00      $ 55,000.00     $ 70,000.00
                        MODEL #AP-300, S/N 98910, W/ ROLLER CONVEYOR, (2) EXIT
                        BELT CONVEYORS, SCISSOR LIFT TABLE, ASSOCIATED EQUIPMENT

 95        15093        UNIT #PP-1 CUSTOM BUILT PNEUMATIC GAP FRAME STAMPING        $    400.00      $    550.00     $    700.00
                        PRESS W/ HAND ACTUATED ASSOCIATED EQUIPMENT

---------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                  $160,400.00      $210,550.00     $280,700.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


---------------------------------------------------------------------------------------------------------------------------------
ITEM#      ID#                             DESCRIPTION                                 FLV                FMV            FMVIP
----------------------------------------------------------------------------------------------------------------------------------
PANEL ROOM (CONT'D)
----------------------------------------------------------------------------------------------------------------------------------
 96        15094     INGERSOLL & RAND HORIZONTAL TANK AIR COMPRESSOR, MODEL        $  1,000.00        $  1,250.00      $  1,500.00
                     #T-30, 2 STAGE, 5 HP, S/N 711863

 97        15095     UNIT #PR-1 BLACK BROTHERS ADHESIVE SPREADER W/ CHROME         $  4,000.00        $  5,500.00      $  7,000.00
                     CYLINDERS, RELIANCE A-C VS DRIVE MOTOR CONTROL, ROLLER
                     CONVEYOR FEED, ASSOCIATED EQUIPMENT, S/N 153561

 98        15096     UNIT #G17-1 GIBEN CNC PANEL SIZING MACHINE, MODEL             $165,000.00        $205,000.00      $250,000.00
                     #17PIOS, S/N 400-9-013, (1989), COMPLETE W / CONTROL
                     CONSOLE, PANEL CONVEYOR, PANEL FEEDER, POWER SUPPLY,
                     AIR-ROLLER BEARING TABLE, BLOWERS, (3) SCISSOR LIFT
                     TABLES, PLATFORMS,  MANUAL ROLLER CONVEYORS, (2) HYTROL
                     EXIT BELT CONVEYORS, WEBSTER VIBRATORY PAN SCRAP
                     CONVEYOR, ASSOCIATED EQUIPMENT

 99        15097     UNIT #G17-2 GIBEN CNC PANEL SIZING MACHINE, MODEL #17         $140,000.00        $180,000.00      $230,000.00
                     ALPHA-N, S/N 400-8-076, (1989), COMPLETE W/ CONTROL
                     CONSOLE, PANEL CONVEYOR, PANEL FEEDER, POWER SUPPLY,
                     AIR-ROLLER BEARING TABLE, BLOWERS, MANUAL ROLLER
                     CONVEYORS, WEBSTER VIBRATORY PAN SCRAP CONVEYOR,
                     ASSOCIATED EQUIPMENT

----------------------------------------------------------------------------------------------------------------------------------
                     PAGE TOTAL                                                    $310,000.00        $391,750.00      $488,500.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

-----------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                           DESCRIPTION                                   FLV                FMV            FMVIP

-----------------------------------------------------------------------------------------------------------------------------------
PANEL ROOM (CONT'D)
-----------------------------------------------------------------------------------------------------------------------------------
 100       15098        GIBEN PANEL SIZING MACHINE MODEL  SUPERMATIC                   $30,000.00         $37,500.00    $ 45,000.00
                        78-E4/78MOS-57 COMPLETE W/ PROFACE TOTAL CONTROL QUICK
                        PANEL JR TOUCH PAD, ROLLER CONVEYORS, LIGHT CURTAIN,
                        FEED TABLE, ASSOCIATED EQUIPMENT, S/N 500-8-170,
                        (1978), (NOT IN SERVICE)

 101       15099        (25) LANES OF 36" HYTROL 36" X 30' MANUAL ROLLER               $12,500.00         $18,000.00    $ 25,000.00
                        CONVEYORS, (4) SHUTTLE CONVEYORS, ASSOCIATED EQUIPMENT

 102                    MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT              $ 3,000.00          $4,000.00    $  5,000.00
                        LIMITED TO:  PALLET JACKS, PALLET RACKING, STOOLS, SELF
                        DUMPING HOPPERS, DESKS, PERSONAL COMPUTERS, INVENTORY
                        CARTS, WASTE BASKETS, FIRE EXTINGUISHERS

-----------------------------------------------------------------------------------------------------------------------------------
LAMINATION ROOM
-----------------------------------------------------------------------------------------------------------------------------------
 103          15100     HARLAN MACHINERY 48" PANEL LAMINATION LINE COMPLETE W/         $250,000.00        $325,000.00   $450,000.00
                        (2) STERLCO TEMPERATURE CONTROLS S/N 64127, 63786,
                        MEZZANINE, WEB FEEDER, CONTROL CONSOLE, FILM DISPENSER,
                        SLITTER, CHROME CYLINDERS, TEMP INDICATOR, AIR
                        COMPRESSOR, MICRO CLEANING DEVICE, PUMP, BOARD FEEDER,
                        BLOWER, EXIT BELT CONVEYOR, CLEATED CONVEYOR, (3)
                        SCISSOR LIFT, CONTROLS, ASSOCIATED EQUIPMENT

-----------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                     $295,500.00        $384,500.00   $525,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                           DESCRIPTION                                 FLV                FMV              FMVIP
----------------------------------------------------------------------------------------------------------------------------------
LAMINATION ROOM (CONT'D)
----------------------------------------------------------------------------------------------------------------------------------
 104                      MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT         $ 1,500.00         $ 2,000.00       $ 2,500.00
                          LIMITED TO:  WASTE BASKETS, STORAGE SHELVES, BARREL
                          PUMP, PERSONAL COMPUTER, DESK, CHAIRS

----------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY AREA
----------------------------------------------------------------------------------------------------------------------------------
 105       15106          CUSTOM DESIGNED WOOD CABINET TV ASSEMBLY LINE A-2,        $15,000.00         $25,000.00       $50,000.00
                          COMPLETE W / APPROXIMATELY (2500) LINEAR FEET OF CHAIN
                          LINK CARRIER CONVEYORS, WORK TABLES, SOUND BOOTH, BURN
                          - IN AREA, SENSORS, DRIVE MOTORS, APPROXIMATELY (120)
                          CARRIERS, PERSONAL COMPUTERS,  STORAGE RACKS, PNEUMATIC
                          COUNTER BALANCE LIFT MECHANISM, JIB FRAME W/ CHAIN
                          HOIST, PNEUMATIC HAND TOOLS, MULTI-METERS, LEADER
                          OSCILLOSCOPES, MODEL #LBO-514A, HI-POT TESTER, SCISSOR
                          LIFT, (2) SIGNODE AUTOMATIC STRAPERS, PICK & PLACE
                          PNEUMATIC CASE LOADING ROBOT, AUTOMATIC TAPE DISPENSING
                          CASE SEALER, EXIT ROLLER CONVEYORS, ASSOCIATED EQUIPMENT

 106       15107          CUSTOM DESIGNED PURITY TEST STATION COMPLETE W/           $ 3,000.00         $ 5,000.00       $ 8,000.00
                          ELECTRIC MAGNET, MIRRORS, MONITORS, POWER SUPPLIES,
                          COMPUTERS, BOOTH YOKE PURITY DEVICE, PNEUMATIC HAND
                          TOOLS, ASSOCIATED EQUIPMENT, S/N N/A

----------------------------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                                                $19,500.00         $32,000.00       $60,500.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #         ID#                          DESCRIPTION                                  FLV            FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    107       15108           CUSTOM DESIGNED PURITY TEST STATION COMPLETE W/            $ 3,000.00     $ 5,000.00     $ 8,000.00
                              ELECTRIC MAGNET, MIRRORS, MONITORS, POWER SUPPLIES,
                              COMPUTERS, BOOTH YOKE PURITY DEVICE, PNEUMATIC HAND
                              TOOLS, ASSOCIATED EQUIPMENT, S/N N/A

    108       15109           CUSTOM DESIGNED DUAL TRACKING INSPECTION STATION           $ 6,000.00     $10,000.00     $15,000.00
                              COMPLETE W / MIRRORS, BOOTH, (2) MAGNETS, CONTROL
                              CABINETS W/ INDUSTRIAL PC, MONITORS, CAMERAS, (2)
                              MINOLTA COLOR ANALYZER CA100, KEYBOARDS, P/C CONTROLS,
                              ASSOCIATED EQUIPMENT

    109       15110           CUSTOM DESIGNED CONVERGENCE MEASUREMENT SYSTEM COMPLETE    $ 1,500.00     $ 2,500.00     $ 3,500.00
                              W/ BOOTH, CAMERA, (3) TENMA DC POWER SUPPLY, STATIC
                              CONVERGENCE MEASUREMENT EQUIPMENT #90012

    110       15111           CUSTOM DESIGNED CONVERGENCE MEASUREMENT SYSTEM COMPLETE    $ 1,500.00     $ 2,500.00     $ 3,500.00
                              W/ BOOTH, CAMERA, (3) TENMA DC POWER SUPPLY, STATIC
                              CONVERGENCE MEASUREMENT EQUIPMENT

    111       15112           CUSTOM DESIGNED  DYNAMIC CONVERGENCE MEASUREMENT SYSTEM    $ 2,000.00     $ 3,000.00     $ 4,250.00
                              COMPLETE W/ (3) TENMA DC POWER SUPPLIES, DYNAMIC
                              CONVERGENCE MEASUREMENT EQUIPMENT, MIRRORS, MONITORS,
                              CAMERA, ASSOCIATED EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                                 $14,000.00     $23,000.00    $ 34,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #         ID#                          DESCRIPTION                                  FLV            FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    112       15113           CUSTOM DESIGNED GEOMETRY MEASUREMENT INSPECTION STATION   $ 1,500.00     $ 2,250.00     $ 3,000.00
                              COMPLETE W/ (3) TENMA DC POWER SUPPLIES, GEOMETRY
                              MEASUREMENT EQUIPMENT, MONITORS, BOOTH, CAMERA,
                              ASSOCIATED EQUIPMENT

    113       15114           CUSTOM DESIGNED AIRE-1 QUALITY APPROVAL INSPECTION        $ 1,000.00     $ 1,600.00     $ 2,250.00
                              STATION COMPLETE W/ MAGNET, MIRRORS, BOOTH,  (3) TENMA
                              POWER SUPPLIES, PLC CONTROLS, ASSOCIATED EQUIPMENT

    114       15115           ZENITH CUSTOM DESIGNED ASSEMBLY LINE (#3 & #4) COMPLETE   $10,000.00     $17,500.00     $30,000.00
                              W/ THE FOLLOWING:  CHAIN HOISTS, ROLLER CONVEYORS, (3)
                              COUNTER BALANCE PNEUMATIC LIFT MECHANISMS, CARRIER
                              CONVEYOR SYSTEM, WORK STATIONS, BOOTHS,  MAGNETS,
                              LEADER AUTO LEVEL METER, AMPLIFIERS, LEADER AUDIO
                              SIGNAL GENERATOR, LEADER DIGITAL COUNTER, POWER
                              SUPPLIES, MEZZANINE WORK AREA, CABINETS, (5) ELEVATOR
                              LIFT UNITS, MIRRORS, DRIVE MOTOR, ASSOCIATED EQUIPMENT,
                              (NOT IN SERVICE)

------------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                                $12,500.00     $21,350.00     $35,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #         ID#                          DESCRIPTION                                  FLV            FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    115       15117           ZENITH LINE #2 CABINET ASSEMBLY LINE COMPLETE W/ THE      $20,000.00     $50,000.00     $ 80,000.00
                              FOLLOWING COMPONENTS:  MANUAL ROLLER CONVEYORS, WORK
                              TABLES, 24" POWER BELT CONVEYOR, COUNTER BALANCE,
                              CUSTOM FABRICATED PNEUMATIC STAPLE GUN TABLE,
                              APPROXIMATELY (30) PNEUMATIC HAND TOOLS, ASSORTED HAND
                              TOOLS, CLAMP UNITS, APPROXIMATELY (40) PNEUMATIC NAIL
                              GUNS, GANTRY FRAME COMPRESSION UNIT, CONTROL CONSOLE,
                              RELIANCE AC VARIABLE SPEED MOTOR CONTROLS, LIVE ROLLER
                              CONVEYORS, ASSOCIATED EQUIPMENT

    116       15118           ZENITH REAR PROJECTION ASSEMBLY LINE (LINE #1) COMPLETE   $10,000.00     $20,000.00     $ 45,000.00
                              W / THE FOLLOWING:  HOPPERS WORK TABLES, 32" MANUAL
                              ROLLER CONVEYORS, 24" POWER BELT CONVEYOR, COMPRESSION
                              UNIT, DRIVE MOTOR, COUNTER BALANCES, BOOTHS, LEADER LOW
                              DISTORTION REGULATED POWER SUPPLIES, AUDIO GENERATOR,
                              (3) LEADER 20 MHZ OSCILLOSCOPES, CARRIER, CHAIN LINK
                              CONVEYOR SYSTEM, ENCLOSURES, SCISSOR LIFT, CONTROL
                              CONSOLE, MOTOR CONTROLS, BURN-IN AREA, VIDEO CAMERAS,
                              VIDEO MONITORS
                              (continued on next page)

------------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                                $30,000.00     $70,000.00     $125,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #         ID#                          DESCRIPTION                                  FLV            FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
                              (continued from previous page)
                              INSPECTION STATION, PERSONAL COMPUTERS,  CENTERING
                              INSPECTION STATION, SIGNAL TRU SPEC AMPLIFIERS, PICK &
                              PLACE ROBOT PACKAGING UNIT, EXIT ROLLER CONVEYOR,
                              HI-POT TESTER, M150AC, SLAUGHTERBACK HOT GLUE
                              APPLICATOR, AUTOMATIC CASE STRAPPER, ASSOCIATED
                              EQUIPMENT

    117       15119           CONVERGENCE INSPECTION STATION COMPLETE W / CAMERA,       $  750.00      $1,500.00      $ 2,500.00
                              AUTOMATIC POSITIONING SYSTEM, INDUSTRIAL PC, MONITORS,
                              SUPERIOR STABILINE UPS, AGILE MODULATOR, ASSOCIATED
                              EQUIPMENT

    118       15120           CONVERGENCE INSPECTION STATION COMPLETE W/ CAMERA,        $  750.00      $1,500.00      $ 2,500.00
                              AUTOMATIC POSITIONING SYSTEM, INDUSTRIAL PC, MONITORS,
                              SUPERIOR STABILINE UPS, AGILE MODULATOR, ASSOCIATED
                              EQUIPMENT

    119       15121           CONVERGENCE INSPECTION STATION COMPLETE W/ CAMERA,        $  750.00      $1,500.00      $ 2,500.00
                              AUTOMATIC POSITIONING SYSTEM, INDUSTRIAL PC, MONITORS,
                              SUPERIOR STABILINE UPS, AGILE MODULATOR, ASSOCIATED
                              EQUIPMENT

    120       15123           CONVERGENCE INSPECTION STATION COMPLETE W/ CAMERA,        $  750.00      $1,500.00      $ 2,500.00
                              AUTOMATIC POSITIONING SYSTEM, INDUSTRIAL PC, MONITORS,
                              SUPERIOR STABILINE UPS, AGILE MODULATOR, ASSOCIATED
                              EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
                              PAGE TOTAL                                                $3,000.00      $6,000.00      $10,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43
                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #         ID#                          DESCRIPTION                                  FLV            FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    121       15124           CONVERGENCE INSPECTION STATION COMPLETE W/ CAMERA,        $  750.00      $ 1,500.00     $ 2,500.00
                              AUTOMATIC POSITIONING SYSTEM, INDUSTRIAL PC, MONITORS,
                              SUPERIOR STABILINE UPS, AGILE MODULATOR, ASSOCIATED
                              EQUIPMENT

    122       15125           CONVERGENCE INSPECTION STATION COMPLETE W/ CAMERA,        $  750.00      $ 1,500.00     $ 2,500.00
                              AUTOMATIC POSITIONING SYSTEMINDUSTRIAL PC, MONITORS,
                              SUPERIOR STABILINE UPS, AGILE MODULATOR, ASSOCIATED
                              EQUIPMENT

    123       15122           CUSTOM TRACKING INSPECTION STATION COMPLETE W / MINOLTA   $2,500.00      $ 4,000.00     $ 7,000.00
                              LCD COLOR ANALYZER CA110, MONITOR, CAMERA, INDUSTRIAL
                              PC, MONITORS, ASSOCIATED EQUIPMENT

    124       15126           CUSTOM TRACKING INSPECTION STATION COMPLETE W / MINOLTA   $2,500.00      $ 4,000.00     $ 7,000.00
                              LCD COLOR ANALYZER CA110, MONITOR, CAMERA, INDUSTRIAL
                              PC, MONITORS, ASSOCIATED EQUIPMENT

    125       15116           CUSTOM ASSEMBLY LINE (FRONT END #4) COMPLETE W/ THE       $  500.00      $ 1,000.00     $ 1,750.00
                              FOLLOWING:  WORK TABLES, POWER BELT CONVEYORS 24"
                              WIDTH, MANUAL ROLLER CONVEYORS, PNEUMATIC PRESSURE
                              STATION, 36" LIVE ROLLER CONVEYOR LOOP, CONTROL
                              CONSOLE, MOTOR CONTROLS, ELEVATOR, PNEUMATIC LIFT
                              MECHANISM, ASSOCIATED EQUIPMENT, (NOT IN SERVICE)

------------------------------------------------------------------------------------------------------------------------------------
                                   PAGE TOTAL                                           $ 7,000.00     $12,000.00     $20,750.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                     FLV                FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    126                MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT                $ 1,000.00         $ 1,750.00     $ 3,000.00
                       LIMITED TO: WORK TABLES, PALLET JACKS, METRO STYLE
                       STORAGE SHELVES, PRESSURE POTS, CABINETS, RCA PURITY
                       DEVICE ROD-2S

------------------------------------------------------------------------------------------------------------------------------------
FINISHING  AREA
------------------------------------------------------------------------------------------------------------------------------------
    127       15127    LARGE CABINET FINISHING LINE (LINE #1) COMPLETE W / THE          $20,000.00         $35,000.00    $ 70,000.00
                       FOLLOWING COMPONENTS:  (4) VENTILATION SPRAY BOOTHS,
                       (11) STAINLESS STEEL PRESSURE SPRAY CYLINDERS W/ SPRAY
                       GUNS, APPROXIMATELY (1500) LINEAR FEET OF CARRIER
                       CONVEYORS,  GRACO PUMPS, BLOWERS, PANELS, COUNTER
                       BALANCE, (3) CUSTOM 190 DEGREES F. PASS-THROUGH DRYING
                       OVENS, MOTOR CONTROLS, ASSOCIATED EQUIPMENT

    128       15132    LARGE CABINET FINISHING LINE (LINE #4) COMPLETE W/ THE           $15,000.00         $25,000.00    $ 50,000.00
                       FOLLOWING COMPONENTS:  BLOWERS, PANELS, (5) VENTILATED
                       SPRAY BOOTHS, GRACO PUMPS, APPROXIMATELY (6) STAINLESS
                       STEEL PRESSURE SPRAY CYLINDERS W/ SPRAY GUNS,
                       APPROXIMATELY (1500) LINEAR FEET OF CARRIER TYPE
                       CONVEYOR (4) CUSTOM 190 DEGREES F. PASS-THROUGH DRYING
                       OVENS, MOTOR CONTROLS, ASSOCIATED EQUIPMENT, (NOT IN
                       SERVICE)

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                       $36,000.00         $61,750.00    $123,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                     FLV                FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FINISHING AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    129       15128        MARKEM PAD PRINTER MODEL #596 W/ TOUCH PAD CONTROL,          $10,000.00        $ 14,000.00    $ 16,500.00
                           PORTABLE CART, ASSOCIATED EQUIPMENT, S/N 968327

    130       15131        MARKEM PAD PRINTER MODEL #596 W/ TOUCH PAD CONTROL,          $10,000.00        $ 14,000.00    $ 16,500.00
                           PORTABLE CART, ASSOCIATED EQUIPMENT, S/N 968326

    131       15142        MARKEM PAD PRINTER MODEL #596 W/ TOUCH PAD CONTROL,          $10,000.00        $ 14,000.00    $ 16,500.00
                           PORTABLE CART, ASSOCIATED EQUIPMENT, S/N 968099

    132       15143        MARKEM PAD PRINTER MODEL #596 W/ TOUCH PAD CONTROL,          $10,000.00        $ 14,000.00    $ 16,500.00
                           PORTABLE CART, ASSOCIATED EQUIPMENT, S/N N/A

    133       15144        MARKEM PAD PRINTER MODEL #596 W/ TOUCH PAD CONTROL,          $10,000.00        $ 14,000.00    $ 16,500.00
                           PORTABLE CART, ASSOCIATED EQUIPMENT, S/N 968198

    134       15136        TAMPO PRINT PAD PRINTER MODEL #TT/TS - 80/100/41 W /         $ 8,500.00        $ 10,500.00    $ 13,000.00
                           CONTROL CONSOLE, ASSOCIATED EQUIPMENT, UNIT #7, S/N
                           181224, (1994)

    135       15137        TAMPO PRINT PAD PRINTER MODEL #TT/TS - 80/100/41 W /         $ 8,500.00        $ 10,500.00    $ 13,000.00
                           CONTROL CONSOLE, ASSOCIATED EQUIPMENT, UNIT #N/A, S/N
                           181225, (1994)

    136       15129        TAMPO PRINT HERMETIC 90 ORIGINAL PAD PRINTER W /             $ 7,000.00        $ 10,000.00    $ 12,500.00
                           CONTROL CONSOLE, ASSOCIATED EQUIPMENT, UNIT #2,  S/N
                           H-1344, (1994)

------------------------------------------------------------------------------------------------------------------------------------
                           PAGE TOTAL                                                   $74,000.00        $101,000.00    $121,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                     FLV                FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FINISHING (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    137       15130    TAMPO PRINT HERMETIC 90 ORIGINAL PAD PRINTER W/ CONTROL          $ 6,500.00         $ 9,500.00    $12,000.00
                       CONSOLE, ASSOCIATED EQUIPMENT, UNIT #N/A,  S/N H-504,
                       (1992)

    138       15135    TAMPO PRINT HERMETIC 90 ORIGINAL PAD PRINTER W /                 $ 6,500.00         $ 9,500.00    $12,000.00
                       CONTROL CONSOLE, ASSOCIATED EQUIPMENT, UNIT #5,  S/N
                       H-1442, (1992)

    139       15139    TAMPO PRINT HERMETIC 90 ORIGINAL PAD PRINTER W/ CONTROL          $ 7,000.00         $10,000.00    $12,500.00
                       CONSOLE, ASSOCIATED EQUIPMENT, UNIT #8,  S/N H-1439,
                       (1994)

    140       15138    TAMPO PRINT HERMETIC 90 ORIGINAL PAD PRINTER W/ CONTROL          $ 7,000.00         $10,000.00    $12,500.00
                       CONSOLE, ASSOCIATED EQUIPMENT, UNIT #4,  S/N H-1445,
                       (1994)

    141       15141    TAMPO PRINT HERMETIC 90 ORIGINAL PAD PRINTER W /                 $ 6,750.00         $ 9,750.00    $12,250.00
                       CONTROL CONSOLE, ASSOCIATED EQUIPMENT, UNIT #3,  S/N
                       H-855, (1993)

    142       15134    TAMPO PRINT HERMETIC 61 ORIGINAL PAD PRINTER W /                 $ 6,000.00         $ 7,500.00    $10,000.00
                       CONTROL CONSOLE, ASSOCIATED EQUIPMENT, UNIT #9,  S/N
                       H-1506, (1994)

    143       15140    TAMPO PRINT HERMETIC 61 ORIGINAL PAD PRINTER W /                 $ 6,000.00         $ 7,500.00    $10,000.00
                       CONTROL CONSOLE, ASSOCIATED EQUIPMENT, UNIT #N/A,  S/N
                       H-1425, (1994)

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                       $45,750.00         $63,750.00    $81,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                     FLV                FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FINISHING (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    144       15133    LARGE CABINET FINISHING LINE COMPLETE W / THE FOLLOWING          $20,000.00         $40,000.00   $ 75,000.00
                       COMPONENTS:  (5) VENTILATED SPRAY BOOTHS, 30" POWER
                       BELT CONVEYOR, (13) STAINLESS STEEL SPRAY CYLINDERS,
                       RINSE STATION, PASS-THROUGH DRYING OVENS, CONTROL
                       CONSOLES, FIXTURES, ASSOCIATED EQUIPMENT

    145       15145    KOCH CONVEYOR PASS-THROUGH HV INFRARED DRYING OVEN               $ 5,000.00         $ 8,500.00   $ 12,000.00
                       MODEL #HV/IR DRYER W / BELT CONVEYOR, CONTROL CONSOLE,
                       ASSOCIATED EQUIPMENT, S/N 934-1505

    146                MISCELLANEOUS  FINISHING SUPPORT EQUIPMENT INCLUDING             $ 1,500.00         $ 2,000.00   $  2,500.00
                       BUT NOT LIMITED TO:  METRO STYLE STORAGE SHELVES,
                       MANUAL ROLLER CONVEYORS, CABINETS, WASTE BASKETS,
                       BARREL CARTS, SPARE PARTS, PALLET JACKS, FANS

    147       15146    CUSTOM BUILT SPRAY BOOTH W / VENTILATION STAINLESS               $   750.00         $ 1,200.00   $  2,000.00
                       STEEL PRESSURE CYLINDERS, WORK LIGHT METERS, ASSOCIATED
                       EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
PATTERN SHOP
------------------------------------------------------------------------------------------------------------------------------------
    148       16000    ONSRUD ROUTER, MODEL #4955-D6, S/N E2 TABLE 5' LENGTH,           $ 4,000.00         $ 4,500.00   $  5,000.00
                       2' THROAT

    149       16001    BUSS MODEL #1H, S/N 6811, SIZE 24"  WIDTH X 8' LENGTH            $ 3,000.00         $ 3,500.00   $  4,500.00
                       PLANER W/ DUST COLLECTION ATTACHMENT

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                       $34,250.00         $59,700.00   $101,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                     FLV                FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
PATTERN SHOP (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    150       16002     DEWALT RADIAL ARM SAW, MODEL  #GE-57, S/N 82576, TABLE          $ 1,000.00         $ 1,250.00    $ 1,500.00
                        9' LENGTH X 3' WIDTH

    151       16003     PORTER WOOD SHAPER, MODEL #300-C, S/N N/A                       $ 3,000.00         $ 3,500.00    $ 4,000.00

    152       16004     ONSRUD ROUTER, MODEL #4955-D6, S/N F-6, PROP #3355,             $ 4,000.00         $ 4,500.00    $ 5,000.00
                        TABLE 5' LENGTH, 2' THROAT

    153       16005     WOOD WORKING PRESS, A/N 2244-81, (3) INDEPENDENT                $ 5,000.00         $ 6,000.00    $ 7,000.00
                        PRESSES W/ WORK AREAS, 2 X 4 OUT , 2 X 2 IN

    154       16006     WARNER & TURNER RADIAL ARM DRILL PRESS,  S/N 17-0376 W/         $   300.00         $   400.00    $   500.00
                        STEEL WORK BENCH

    155       16007     DELTA RADIAL ARM DRILL PRESS, MODEL #15-126, S/N                $   300.00         $   400.00    $   500.00
                        9488-3501 W/ STEEL WORK BENCH

    156       16008     WYSONG HORIZONTAL ENDLESS BELT SANDER, MODEL #604, S/N          $ 2,000.00         $ 2,250.00    $ 2,500.00
                        N/A, PROP #3398

    157       16009     WYSONG HORIZONTAL ENDLESS BELT SANDER, MODEL #604, S/N          $ 2,000.00         $ 2,250.00    $ 2,500.00
                        EOS1-261, PROP #3331, 5' TABLE LENGTH

    158       16010     TANNEWITZ VERTICAL BAND SAW, MODEL #GH, S/N 15463, 36"          $ 3,500.00         $ 4,000.00    $ 4,500.00
                        THROAT, PROP #3397

    159       16011     WHITNEY #91 DUAL HEAD ROUTER, MODEL #91, S/N 17453,             $ 3,000.00         $ 3,500.00    $ 4,000.00
                        PROP #3204, W/ DUST COLLECTION ATTACHMENT

------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                      $24,100.00         $28,050.00    $32,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
PATTERN SHOP (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  160    16012    TANNEWITZ SAW, MODEL #XJ,  S/N 74123, 6'                         $ 2,000.00         $ 2,500.00          $ 3,000.00
                  CAPACITY / THROAT

  161    16013    TANNEWITZ SAW, MODEL #U, S/N 10589, 6' TABLE CAPACITY /          $ 2,000.00         $ 2,500.00          $ 3,000.00
                  THROAT

  162    16014    TANNEWITZ VERTICAL BAND SAW, MODEL #JH, S/N 74145                $ 3,000.00         $ 3,500.00          $ 4,000.00

  163             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT                $ 8,000.00         $10,000.00          $14,000.00
                  LIMITED TO:  VARIOUS HAND TOOLS, 2 DOOR METAL LOCKERS,
                  IMPULSE SEALERS, DRILLS, POWER TOOLS, STAPLES, TORQUE
                  TESTERS, DRIVE TOOLS, BAND SAW BLADES, NAIL GUNS, SPRAY
                  GUNS, PARTS BIN, RINGS, VALVES, BUSHINGS, MEGO-METER,
                  HITACHI CIRCULAR SAW, DOUBLE END GRINDER, BENCH VISES,
                  WORK TABLES, T CLAMPS, WET / DRY VACS, ASSORTED BOLTS &
                  SCREWS, DRILL BITS, METAL DESKS, SWIVEL CHAIRS, (3) 486
                  PERSONAL COMPUTERS, EPSON LX-810
                  PRINTER, WET / DRY VACS, TRANS TECH EXPOSURE UNIT, TAP
                  & DIE SET, PALLET JACK, HORIZONTAL BAND SAW, COMPUTER
                  WORK STATION, REFRIGERATOR, MICROWAVE, WORK TABLES,
                  CLAMPS, PALLET RACKING, LADDERS, AMETEK PROTECTIVE
                  COATING UNIT, BALANCE AIR 350 LB. CAPACITY W / VACUUM
                  SUCTION CUPS, BANDING CART

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                       $15,000.00         $18,500.00          $24,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MAINTENANCE SHOP
------------------------------------------------------------------------------------------------------------------------------------
  164             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT                $ 8,000.00         $10,000.00          $12,000.00
                  LIMITED TO:  METAL SHELVING, WIRE REELS, METRO CARTS,
                  SUPPLY CAGE INCLUDING: CLAMPS, NUTS, BOLTS, ASSORTED
                  SUPPLIES, BUSHINGS, BELTS, MOTORS, PUMPS, POWERMATIC
                  DRILL PRESS, WALKER TURNER DRILL PRESS, DOUBLE END
                  GRINDER, HAND TOOLS, WET / DRY VACS, HAND TRUCKS,
                  FLAMMABLE STORAGE CABINET, PAINTING CYLINDERS, (2)
                  GATEWAY 2000 4DX-33 PC, (3) 486 PERSONAL COMPUTERS,
                  WOODEN & METAL DESKS, WOODEN BOOKCASE, WOODEN FILING
                  CABINET

------------------------------------------------------------------------------------------------------------------------------------
CHILLER ROOM
------------------------------------------------------------------------------------------------------------------------------------
  165    15215    AEC CHILLER, MODEL #S/60, S/N 908370, 20 HP                      $ 2,000.00         $ 3,250.00          $ 5,000.00

  166    15216    AEC CHILLER, MODEL #S/60, S/N N/A, 20 HP                         $ 2,000.00         $ 3,250.00          $ 5,000.00

  167    15217    AEC CHILLER, MODEL #S/60, S/N N/A, 20 HP                         $ 2,000.00         $ 3,250.00          $ 5,000.00

  168    15218    AEC WATER TOWER, (3) PUMPS, STEEL CONTAINER                      $ 1,500.00         $ 2,000.00          $ 4,000.00

  169    15219    AEC WATER TOWER, (2) PUMPS, STEEL CONTAINER                      $ 1,000.00         $ 1,500.00          $ 3,000.00

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                       $16,500.00         $23,250.00          $34,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
PLASTICS
------------------------------------------------------------------------------------------------------------------------------------
  170    16015    CINCINNATI 3000 TON INJECTION MOLDING MACHINE, MODEL            $750,000.00      $1,000,000.00       $1,150,000.00
                  #VL-3000-540, S/N H26A0194012, 460 VOLTS, 3 PHASE, 60
                  HZ, AEC VACUUM FEEDER HOPPER, HYDRAULIC RAM W/
                  CINCINNATI CAMAC VEL CNC CONTROLS, 101" WIDTH, 2175
                  PSI-MAX INJECTION PRESSURE, ASSOCIATED EQUIPMENT

  171    16016    AEC TEMPERATURE CONTROL UNIT W / DIGITAL TEMPERATURE            $    500.00      $      700.00       $    1,000.00
                  CONTROLS, MODEL #TDWF7MO957, (-45 TO 250 DEGREES F)
                  TEMP RANGE, S/N 95A5421

  172    16017    AEC TEMPERATURE CONTROL UNIT W / DIGITAL TEMPERATURE            $    500.00      $      700.00       $    1,000.00
                  CONTROLS, MODEL #TDWF7MO957, (-45 TO 250 DEGREES F)
                  TEMP RANGE, S/N 95A2423

  173    16019    KONA HOT-RUNNER CONTROLS, 12 ZONE, S/N N/A                      $  2,000.00      $    2,500.00       $    3,000.00

  174    16020    KONA HOT-RUNNER CONTROLS, 12 ZONE, S/N N/A                      $  2,000.00      $    2,500.00       $    3,000.00

  175    16021    AEC PICK & PLACE ROBOT, MODEL TITAN II-2000, S/N                $ 35,000.00      $   45,000.00       $   55,000.00
                  95A9094, 460 VOLTS, 3 PHASE, 60 HZ, W / ALLEN BRADLEY
                  TOUCH PAD CONTROLS, 4400 LB. CAP.

  176    16022    AEC PICK & PLACE ROBOT, MODEL #EL-1650, S/N 95A9095,            $ 20,000.00      $   25,000.00       $   30,000.00
                  460 VOLTS, 3 PHASE, 60 HZ, W/ ALLEN BRADLEY TOUCH PAD
                  CONTROLS, 1800 LB. CAP.

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                      $810,000.00      $1,076,400.00       $1,243,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  177    16023    CINCINNATI 1500 TON INJECTION MOLDING MACHINE, MODEL            $450,000.00        $600,000.00         $700,000.00
                  #VL-1500-232, S/N H23A0194019, 460 VOLT, 3 PHASE 60 HZ,
                  HYDRAULIC RAM, W/ CINCINNATI CAMAC VEL CNC CONTROLS,
                  AEC VACUUM FEEDER / HOPPER, 96" LENGTH, 72" BETWEEN TIE
                  BARS, ASSOCIATED EQUIPMENT

  178    16024    AEC TEMPERATURE CONTROL UNITS W/ DIGITAL DISPLAY, MODEL         $    750.00        $  1,250.00         $  1,750.00
                  #TDWFM0954, S/N 95A5420

  179    16025    AEC TEMPERATURE CONTROL UNITS W/ DIGITAL DISPLAY, MODEL         $    750.00        $  1,250.00         $  1,750.00
                  #TDWFM0954, S/N N/A

  180    16026    KONA HOT-RUNNER CONTROLS, 12 ZONES, MODEL #MF-12-CV,            $  3,000.00        $  3,500.00         $  4,000.00
                  S/N N/A

  181    16027    KONA HOT-RUNNER CONTROLS, 12 ZONES, MODEL #MF-12-CV,            $  3,000.00        $  3,500.00         $  4,000.00
                  S/N N/A

  182    16028    VAN DORN 700 TON INJECTION MOLDING MACHINE, MODEL               $ 80,000.00        $ 95,000.00         $115,000.00
                  #700T-6002, S/N 3850A01/94-16 R94, W / CINCINNATI PCX
                  CONTROLS, W/ SPIRAL HOPPER / AEC VACUUM FEEDER,
                  HYDRAULIC RAM, 42" LENGTH, 45" DISTANCE BETWEEN
                  TIEBARS, (REBUILT IN 1994), ASSOCIATED EQUIPMENT

  183    16029    AEC TEMPERATURE CONTROL UNITS, MODEL #TDWF7M0954, S/N           $    750.00        $  1,250.00         $  1,750.00
                  95A5422 (-45 TO 250 DEGREES F.)

  184    16030    AEC TEMPERATURE CONTROL UNITS, MODEL #TDWF7M0954, S/N           $    750.00        $  1,250.00         $  1,750.00
                  N/A, (-45 TO 250 DEGREES F.)

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                      $539,000.00        $707,000.00         $830,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
PLASTICS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
  185    16031    DEMAG 20 TON BRIDGE CRANE W/ PENDANT CONTROLS                    $15,000.00         $20,000.00          $30,000.00

  186             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT                $ 2,000.00         $ 2,500.00          $ 3,000.00
                  LIMITED TO:  PALLET JACKS, LOCKERS, WORK TABLE, HOT
                  RUNNER CONTROLS, BENCH VISE, DIE LIFT TABLES, METAL
                  RACKING, VARIOUS LIFTS, TOOLS

------------------------------------------------------------------------------------------------------------------------------------
PLASTICS MODEL SHOP
------------------------------------------------------------------------------------------------------------------------------------
  187    16033    WILTON VERTICAL BAND SAW 20" THROAT W / SAW BLADE                $ 1,250.00         $ 1,600.00          $ 2,000.00
                  WELDING ATTACHMENT

  188    16034    WILTON RADIAL ARM DRILL, MODEL #521-2301, S/N 12721, W           $ 7,000.00         $ 9,000.00          $12,000.00
                  / SPEED CONTROLS, 28" THROAT

  189    16035    HARIG SURFACE GRINDER, S/N B-8864-W, MODEL #618 BALLWAY          $ 8,000.00         $10,000.00          $13,000.00
                  6" X 18" WALKER CERAMAX PERMANENT MAGNETIC CHUCK, W/
                  ACCURITE DRO

  190    16036    HARIG SURFACE GRINDER, S/N 8836-W, MODEL #618  6" X 18"          $ 5,000.00         $ 8,000.00          $10,000.00
                  WALKER CERAMAX PERMANENT MAGNETIC CHUCK

  191    16037    MCENGLEVAN INDUSTRIAL OVEN, MODEL #HTE812, S/N 139,              $ 1,000.00         $ 2,000.00          $ 2,500.00
                  TEMP RANGE 100 TO 2200 DEGREES F., W/ HONEYWELL TEMP
                  INDICATOR

  192    16038    WILTON HORIZONTAL BAND SAW, MODEL #7010, S/N 4081123             $   500.00         $   600.00          $   700.00

------------------------------------------------------------------------------------------------------------------------------------
                  PAGE TOTAL                                                       $39,750.00         $53,700.00          $73,200.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#                              DESCRIPTION                                         FLV              FMV             FMVIP
------------------------------------------------------------------------------------------------------------------------------------
PLASTICS MODEL SHOP (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    193       16039    MILLER SYNCROWAVE 250 PORTABLE AC / DC ARC WELDER                $   750.00         $ 1,000.00    $ 1,250.00

    194       16040    BRIDGEPORT / ROMI 18" SWING, 54" CC ENGINE LATHE, MODEL          $14,000.00         $16,000.00    $20,000.00
                       TORMAX 16-5 W/ ALORIS TOOLPOST, TAILSTOCK, ACU-RITE
                       DRO,  3 JAW CHUCK

    195       16041    OKAMOTO DIE SINKER/EDM, MODEL OK-20-16, S/N 728 3 AXIS,          $30,000.00         $35,000.00    $40,000.00
                       OKAMOTO CONTROLS, W / POWER SUPPLY, PERMANENT MAGNETIC
                       CHUCK, SERVO JOG, 16" X 25" X 48" CHAMBER, FLEET #185

    196       16042    BRIDGEPORT CNC VERTICAL MILLING MACHINE, S/N 268186, 2           $ 9,000.00         $11,000.00    $13,000.00
                       HP, 9" X 48" TABLE, POWER FEED, MILL VISION / ACCURITE
                       CNC CONTROLS

    197                MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT                $ 5,000.00         $ 7,000.00    $ 9,000.00
                       LIMITED TO:  LOCKERS, WELDING SUPPLIES, DIE SETS,
                       METALWORK TABLES, BENCH VISES, ARBOR PRESS, DOUBLE
                       GRINDER, SINE PLATES, YUASA ANGLE RADIUS DRESSER,
                       END MITUTOYO  MICROMETER SETS, (3) JAW CHUCK,
                       CALIPERS, PRECISION HAND GRINDER, METAL CARTS,
                       MITUTOYO 18" HEIGHT GAUGE, PALLET RACKING, SPARE PARTS,
                       BELTS & HOSES, ACETYLENE TORCH CART, TEMPERATURE CONTROL
                       UNITS, FLUID DISPENSING CART,  DUST COLLECTORS, AEC CHILLER,
                       WELDING TABLE, GRANITE SURFACE PLATE
------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                       $58,750.00         $70,000.00    $83,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#                              DESCRIPTION                                    FLV                FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
PLASTICS MODEL SHOP (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    198       16043     TANNEWITZ VERTICAL BAND SAW, MODEL GH, S/N 13275, PROP     $ 2,000.00        $  2,400.00   $  2,750.00
                        # 3366, 36" THROAT

    199       16044     NELMOR PLASTIC MATERIAL GRANULATOR W/VACUUM DISPENSING     $40,000.00        $ 47,500.00   $ 55,000.00
                        UNIT, DRIVE MOTORS, ASSOCIATED EQUIPMENT, C513
                        APPROXIMATELY 75 HP

    200       10645     AEC VACUUM MATERIAL FEEDER, METAL FRAME CONSTRUCTION,      $30,000.00        $ 45,000.00   $ 80,000.00
                        SPENCER BLOWER UNIT, AEC CONTROLS, VAC TRAC SERIES,
                        DIGITAL TOUCHPAD UNIT

    200       10646     POLYMER PORTABLE MATERIAL SCRAP GRANULATOR, S/N            $ 4,000.00        $  5,000.00   $  6,000.00
                        112011761

    201       15220     (2) STEEL BOLTED CONSTRUCTION, AGGREGATE STORAGE SILOS     $20,000.00        $ 30,000.00   $ 50,000.00
                        COMPLETE W/VACUUM FEEDERS, PIPING, METERS, ASSOCIATED
                        EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
PLASTIC OFFICE
------------------------------------------------------------------------------------------------------------------------------------

    202                 MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT           $ 2,500.00        $  4,000.00   $  5,000.00
                        LIMITED TO:  GATEWAY 2000 4DX-33 PC W/15" VGA MONITOR,
                        SWIVEL CHAIRS, SIDE CHAIRS, METAL DESKS, BOOKCASES,
                        FILING CABINETS, FORMICA TOP, GATEWAY 2000 4DX2-66
                        W/14" COLOR MONITOR, WOODEN DESK, 486 PERSONAL
                        COMPUTER, MONITOR, LOCKERS
-----------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                 $98,500.00        $133,900.00   $198,750.00
-----------------------------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#                              DESCRIPTION                                      FLV                FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
WAREHOUSE
------------------------------------------------------------------------------------------------------------------------------------
    203                 MISCELLANEOUS EQUIPMENT IN STORAGE INCLUDING BUT NOT          $30,000.00         $40,000.00    $50,000.00
                        LIMITED TO:  MOTORS, CHAINS, LIFTERS, WORK TABLES,
                        (DISASSEMBLED ASSEMBLY LINES) CONVEYOR LINES, LAMPS,
                        TRANSFER/DIVERTERS/90 DEGREE TURNS, PALLET JACKS,
                        PALLET TRANSFER CARTS, 13 SECTIONS OF 20' X 13'  HEAVY
                        DUTY PALLET RACKING, WORK STATIONS, TABLE SAWS, EDGE
                        SHAPER, EDGE LAMINATOR, WORK FIXTURES, BLOWERS

    204       15221     TIME-SAVER SPEED BELT SANDER W/CONTROL CONSOLE,               $ 6,000.00         $ 8,000.00    $10,000.00
                        ASSOCIATED EQUIPMENT (NOT IN SERVICE)

    205       16047     ONSRUD ROUTER, MODEL 2436-40, S/N 958043-01 (NOT IN           $ 2,000.00         $ 2,500.00    $ 3,000.00
                        SERVICE)

    206       16048     INDUSTRIAL ROUTER, MODEL AND S/N N/A (NOT IN SERVICE)         $ 1,500.00         $ 2,000.00    $ 2,500.00

    207       16049     PORTER #622 ROUTER MODEL 622, S/N 3801, PROP # 3263           $ 2,000.00         $ 2,750.00    $ 3,500.00
                        (NOT IN SERVICE)

    208       16051     OAKLEY ENDLESS HORIZONTAL BELT SANDER, 8" BELT, MODEL         $ 2,000.00         $ 2,500.00    $ 3,000.00
                        H5, S/N 3130, 5' TABLE LENGTH (NOT IN SERVICE)

    209       16052     RYE TWIN HEAD RADIAL ARM ROUTER, MODEL R-80, S/N 752,         $ 5,000.00         $ 6,000.00    $ 7,000.00
                        68" ROTARY FACEPLATE (NOT IN SERVICE)

    210       16053     RYE TWIN HEAD RADIAL ARM ROUTER, MODEL R-80, S/N 828,         $ 5,000.00         $ 6,000.00    $ 7,000.00
                        68" ROTARY FACEPLATE (NOT IN SERVICE)
------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                    $53,500.00         $69,750.00    $86,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#                              DESCRIPTION                                      FLV                FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS WAREHOUSE (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    211       16054     1993 BIESSE AUTOMATIC DOWEL INSERTER WOODWORKING              $35,000.00         $40,000.00    $45,000.00
                        MACHINERY, MODEL TECHNO SVBL/J, S/N 9310871, W/ADJ.
                        TABLE, VIBRATORY FEEDER, ASSOCIATED EQUIPMENT (NOT IN
                        SERVICE)

------------------------------------------------------------------------------------------------------------------------------------
IQC AREA (INCOMING QUALITY CONTROL)
------------------------------------------------------------------------------------------------------------------------------------
    212                 MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:         $ 6,000.00         $ 8,000.00    $10,000.00
                        SHEN TSAI VERTICAL WOOD CUTTER, MODEL KL-W569, 1/2 HP,
                        S/N 80168, FLAMMABLE STORAGE CABINETS, WORK TABLES,
                        HIPOT TESTER, PORTABLE DIE LIFT TABLES, CUSTOM
                        FABRICATED TEST  EQUIPMENT, MICROWAVE, BK VIDEO DISPLAY
                        TESTER, IMPEDANCE BRIDGE TESTER MODEL 1650-B, WILSON
                        TESTER, CANON PC PRINTER 80, LEADER PATTERN
                        GENERATOR MODEL LCG 396NTSC, GENIE 800 LB. MATERIAL
                        LIFTER, TENMA POWER SUPPLIES,  DEGAUSSING MACHINE, HELM
                        HOLTZ MAGNETIC CHAMBER, RCA PURITY DEVICE ROD-25,
                        PRO-CLEAN BOOTH, GANTRY STYLE CRANE LIFT
                        W/MODULE AIR 300 LB. CAPACITY, HOT PLATES, METAL
                        METAL DESKS, MITUTOYO MICROMETERS, CALIPERS, K
                        LOCKERS & E MICROFICHE READER 486 PERSONAL COMPUTER, METAL
                        DESKS, CHAIRS

    213       16055     CUSTOM DESIGNED HYDRAULIC PRESS (FOR CRT HOUSING) W/          $   500.00         $   700.00    $ 1,000.00
                        COMPUTER CONTROLS
------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                    $41,500.00         $48,700.00    $56,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#  ID#                              DESCRIPTION                                      FLV              FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
IQC AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    214       16056    BLUE-M ELECTRIC OVEN                                             $  500.00        $  700.00      $ 1,000.00

    215       16057    DILLON PRECISION TENSILE TESTING MACHINE W/ BOSTON GEAR          $  500.00        $  700.00      $ 1,000.00
                       MOTOR CONTROLS, DILLON MODEL #W1-120D, S/N 4579 CONTROLS
------------------------------------------------------------------------------------------------------------------------------------
SALVAGE AREA
------------------------------------------------------------------------------------------------------------------------------------
    216                MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:            $2,000.00        $2,500.00      $ 3,000.00
                       APPROXIMATELY (26) SECTIONS OF 12' X 8' HIGH, 6' LENGTH
                       PALLET RACKING, METRO CARTS, PALLET JACKS, WOODEN DESK,
                       FILING CABINET, SIDE CHAIR
------------------------------------------------------------------------------------------------------------------------------------
FLOOR MATERIALS OFFICE (RECEIVING)
------------------------------------------------------------------------------------------------------------------------------------
    217                (2) GATEWAY 2000 4DX2-50 PERSONAL COMPUTER, EPSON                $2,000.00        $2,500.00      $ 3,000.00
                       FX-1170 PRINTER, MICRO MART PERSONAL COMPUTER, HP
                       DESKJET 682C COLOR PRINTER, VGA & MONOCHROME MONITORS,
                       WOODEN DESKS, SWIVEL CHAIRS, SIDE CHAIRS
------------------------------------------------------------------------------------------------------------------------------------
WOODWORKING WAREHOUSE
------------------------------------------------------------------------------------------------------------------------------------
    218                 APPROXIMATELY (30) SECTIONS OF 15' HIGH X 13' LENGTH            $3,000.00        $3,500.00      $ 4,000.00
                        HEAVY DUTY PALLET RACKING, (20) SECTIONS OF 12' HEIGHT
                        X 8' LENGTH MEDIUM DUTY PALLET RACKING, ASSOCIATED
                        MATERIALS
------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                      $8,000.00        $9,900.00      $12,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
IQC OFFICE
------------------------------------------------------------------------------------------------------------------------------------
    219                    MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT              $ 4,000.00        $ 5,000.00    $ 6,000.00
                           LIMITED TO:  (2) 486 PERSONAL COMPUTERS, HP DESKJET
                           870CXI COLOR PRINTER, (3) MICRO MART PERSONAL
                           COMPUTERS, OFFICE SUPPLIES, WOODEN BOOKCASE, INSPECTION
                           EQUIPMENT INCLUDING PIN GAUGES, MITUTOYO DIGIMATIC
                           INDICATOR, MINOLTA CAMERA LUMINANCE METER, WOODEN
                           DESKS, METAL DESKS, SWIVEL & SIDE CHAIRS, WOODEN /
                           GLASS BOOKCASE, FILING CABINETS, FAX MACHINE, HP
                           DESKJET 820CSE COLOR PRINTER

    220       16064        STARRET SIGMA 17" OPTICAL COMPARATOR, MODEL #HB400, S/N       $ 8,000.00        $10,000.00    $12,000.00
                           4687, W / QUADRA CHECK 2000 DRO, LENSES, LIGHT SOURCE

------------------------------------------------------------------------------------------------------------------------------------
MILLROOM OFFICE
------------------------------------------------------------------------------------------------------------------------------------

    221                    MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT              $ 7,000.00        $10,000.00    $12,000.00
                           LIMITED TO:  (2) GATEWAY 2000 MODEL 4DX-33 PERSONAL
                           COMPUTERS,  GATEWAY 2000 MODEL486/25C PERSONAL
                           COMPUTER, 486 PERSONAL COMPUTER, COMPAQ PRESARIO 7222
                           PERSONAL COMPUTER, MAGITRONIC
                           (cont'd on next page)

------------------------------------------------------------------------------------------------------------------------------------
                           PAGE TOTAL                                                    $19,000.00        $25,000.00    $30,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MILLROOM OFFICE (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
                        (cont'd from previous page)
                        PERSONAL COMPUTER, GATEWAY 2000 MODEL 4DX2-66 PERSONAL
                        COMPUTER, (2) GATEWAY 2000 MODEL G6-180 PERSONAL
                        COMPUTER, HP DESKJET 682-C COLOR PRINTER, (2) GATEWAY
                        VIVITRON COLOR MONITORS 15", CANON COLOR BUBBLE JET
                        PRINTER BJC-4550, WOODEN DESKS, LOCKERS, CREDENZAS,
                        BOOKCASE, METAL DESKS, SWIVEL CHAIRS, SIDE CHAIRS,
                        IMPULSE SEALERS, TOOL KITS, HAMMERS, ABRASIVE POWER
                        TOOLS

------------------------------------------------------------------------------------------------------------------------------------
SUB ASSEMBLY CRT (PROJ)
------------------------------------------------------------------------------------------------------------------------------------

    222                 MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:          $2,500.00         $3,000.00       $ 3,500.00
                        (20) METRO CARTS, (3) HYTROL 10" POWER BELT CONVEYORS
                        15' LENGTH, INVENTORY CARTS

    223       16065     COMPLETE SUB ASSEMBLY LINE FOR PROJ. CRT'S, CLEAN ROOM         $4,000.00         $6,000.00       $ 8,000.00
                        INCLUDES: HEPA FILTERS, APPROXIMATELY (20) INDIVIDUAL
                        WORKSTATIONS W/ ERGONOMIC ARM, COMPRESSED AIR,
                        AUTOMATIC SCREW GUNS, SEALING STATION INCLUDING 18"
                        POWER BELT  CONVEYOR, GRACO PUMP, (3) INDIVIDUAL CUSTOM
                        FABRICATED TEST STATIONS, INCLUDING:  NOISE METER,
                        INDIVIDUAL PC'S, NOISE METER, (2) FLUID PUMPS W/
                        BACKTROL II DIGITAL CONTROLS, APPROXIMATELY 200 LINEAR
                        FEET OF CHAIN LINK CONVEYOR

------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                     $6,500.00         $9,000.00       $11,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FORKLIFTS
------------------------------------------------------------------------------------------------------------------------------------
    224       16071    YALE ELECTRIC FORKLIFT, 3,500 LB. CAPACITY, MODEL           $   750.00         $ 1,000.00     $ 1,250.00
                       ERC060FCN3650101, S/N N386965, PROP #5258

    225       16072    YALE ELECTRIC FORKLIFT, 3,500 LB. CAPACITY, MODEL           $   500.00         $   600.00     $   700.00
                       ERC060FCN3650101, S/N N386965, PROP # 5261

    226       16073    CATERPILLAR MC30 ELECTRIC FORKLIFT, S/N 41W02032P,          $   500.00         $   600.00     $   700.00
                       3,000 LB. CAPACITY

    227       10674    CROWN RIDE ON ELECTRIC NARROW AISLE FORKLIFT, 2,500 LB.     $ 1,000.00         $ 1,200.00     $ 1,500.00
                       CAPACITY, 165 HOURS, PROP #5273

    228       16075    YALE ELECTRIC FORKLIFT, S/N N/A, PROP #5263                 $   500.00         $   600.00     $   700.00

    229       16076    YALE ELECTRIC FORKLIFT, 3,500 LB. CAPACITY, MODEL           $   700.00         $   800.00     $   900.00
                       ERC060FCN3650101, S/N N386970, PROP #5264

    230       16077    CATERPILLAR ELECTRIC FORKLIFT (SCRAP CONDITION)             $   300.00         $   400.00     $   500.00

    231       16078    YALE LPG FORKLIFT 3,000 LB CAPACITY, MODEL                  $ 2,000.00         $ 2,500.00     $ 3,000.00
                       GLC-030-UAT-083-M, S/N P312935, SIDESHIFT, OROPS, 4,708
                       HOURS, PROP #5255

    232       16079    MULA 4 ELECTRIC TOW MOTOR                                   $   300.00         $   600.00     $   800.00

    233       16083    MULA 4 ELECTRIC TOW MOTOR                                   $   300.00         $   600.00     $   800.00

    234       16080    YALE ELECTRIC FORKLIFT, MODEL ERC030AON36SE083, S/N         $ 4,500.00         $ 5,000.00     $ 5,500.00
                       A808V04192T, SIDESHIFT, OROPS, PROP #5285
------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                  $11,350.00         $13,900.00     $16,350.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FORKLIFTS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    235       16081       BAKER ELECTRIC FORKLIFT W/ CLAMPING ATTACHMENT MODEL           $   600.00        $   800.00    $   900.00
                          #FTO-040, S/N M1831-4-5580 (POOR CONDITION)

    236       16082       YALE ELECTRIC FORKLIFT 4000 LB CAPACITY, MODEL                 $ 5,000.00        $ 5,500.00    $ 6,000.00
                          #ERC030AON365E083, HOURS / N/A, S/N A808V0488T,
                          SIDESHIFT, OROP, CLAMPING ATTACHMENT

    237       16084       YALE ELECTRIC FORKLIFT 5000 LB CAPACITY, MODEL                 $ 2,000.00        $ 2,500.00    $ 3,000.00
                          #ECR05CFCN365E083, S/N N440786, SIDESHIFT, OROP, PROP
                          #5269

    238       16085       WHITE ELECTRIC LPG FORKLIFT, OROP, SIDESHIFT, 5517             $ 1,000.00        $ 1,200.00    $ 1,500.00
                          HOURS, PROP #5249

    239       16086       CLARK LPG FORKLIFT 8250 LB CAPACITY MODEL #C500-5100,          $ 7,000.00        $ 9,000.00    $10,000.00
                          S/N 685-0095-7419KOF, OROP, SIDESHIFT,  TRIPLE MAST,
                          DUAL FRONT TIRES

    240       16087       YALE LPG FORKLIFT, (NOT IN SERVICE), PROP #5242                $   500.00        $   600.00    $   700.00

    241       16088       YALE LPG FORKLIFT, (NOT IN SERVICE), PROP #5212                $   700.00        $   900.00    $ 1,000.00

    242       16089       CLARK LPG FORKLIFT 4000 LB CAPACITY, MODEL                     $ 1,500.00        $ 2,000.00    $ 2,500.00
                          #CF-10-273-742-366, PROP #5222

    243       16090       CLARK ELECTRIC FORKLIFT, OROP, 1663 HOURS, PROP #79            $ 1,000.00        $ 1,200.00    $ 1,400.00

------------------------------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                                                     $19,300.00        $23,700.00    $27,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FORKLIFTS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    244       16091    YALE ELECTRIC FORKLIFT 3000 LB CAPACITY, MODEL                $   800.00        $ 1,000.00       $ 1,200.00
                       #ERC030BBN36SE083, S/N N451761, SIDESHIFT, OROP

    245       16106    YALE LPG FORKLIFT 3000 LB CAPACITY, SIDESHIFT, OROP,          $ 1,000.00        $ 1,200.00       $ 1,500.00
                       PROP #5218

    246       16032    YALE LPG FORKLIFT, 3000 LB CAPACITY, OROP, SIDESHIFT,         $ 2,500.00        $ 3,000.00       $ 3,500.00
                       MODEL #GLC-030-UAT-071, PROP #5226, S/N P312894

    247       16058    YALE ELECTRIC FORKLIFT MODEL #E, S/N 5021352-01,              $ 2,500.00        $ 3,000.00       $ 3,500.00
                       SIDESHIFT, OROP, ID#5283

    248       16059    YALE ELECTRIC FORKLIFT, MODEL #E, S/N N/A, NO                 $ 1,000.00        $ 1,250.00       $ 1,500.00
                       SIDESHIFT, OROP, PROP #5211

    249       16060    YALE LPG FORKLIFT TYPE G, S/N N/A SIDESHIFT, OROP, PROP       $ 3,000.00        $ 3,500.00       $ 4,000.00
                       #5206

    250       16061    YALE ELECTRIC FORKLIFT, S/N N/A , PROP #5215                  $   750.00        $ 1,000.00       $ 1,250.00

    251       16062    YALE LPG FORKLIFT S/N 550923, SIDESHIFT, OROP, 3354           $ 2,000.00        $ 2,500.00       $ 3,000.00
                       HOURS ON METER

    252       16063    YALE LPG FORKLIFT, S/N N/A, PROP #5205, SIDESHIFT, 9439       $ 1,500.00        $ 2,000.00       $ 2,500.00
                       HOURS

    253       16066    YALE LPG FORKLIFT, 3779 HOURS, PROP #5245, S/N P317604,       $ 2,500.00        $ 3,000.00       $ 3,500.00
                       SIDESHIFT, OROP

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                    $17,550.00        $21,450.00       $25,450.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CUIDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------

ITEM#     ID#                       DESCRIPTION                                            FLV              FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------

FORKLIFTS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------

    254       16067       YALE ELECTRIC FORKLIFT, 3000 LB CAP., MODEL                   $ 3,000.00       $3,500.00       $ 4,000.00
                          #ERC030BBN36SE083, S/N N449703, PROP #5294

    255       16068       YALE ELECTRIC FORKLIFT, 3000 LB CAP., MODEL                   $ 3,000.00       $3,500.00       $ 4,000.00
                          #ERC030AON36SE083, S/N A808V04191T, SIDESHIFT, OROP,
                          PROP #5288, 2151 HOURS

    256       16069       YALE LPG FORKLIFT S/N N/A, SIDESHIFT, OROP, 9506 HOURS,       $ 2,000.00      $ 2,500.00       $ 3,000.00
                          PROP #5202

    257       16070       YALE ELECTRIC FORKLIFT, 3000 LB CAP., MODEL                   $ 3,500.00      $ 4,000.00       $ 4,500.00
                          #ERC030AON36SE083, S/N K565897, W/ SIDESHIFT, OROP,
                          2965 HOURS, PROP #5282

    258       16143       YALE ELECTRIC FORKLIFT, 3000 LB CAP., MODEL                   $ 3,000.00      $ 3,500.00       $ 4,000.00
                          #ERC030ACN36SE083, S/N A808V04189T, PROP #5686, OROP,
                          SIDESHIFT

    259       16150       YALE ELECTRIC FORKLIFT 5000 LB CAP., MODEL                    $ 4,000.00      $ 4,500.00       $ 5,000.00
                          #ERC050FCN36SE083, S/N N441744, OROP, SIDESHIFT,
                          CLAMPING ATTACHMENT, PROP #5252

    260       16152       YALE ELECTRIC FORKLIFT, 4000 LB CAP., S/N A808V04190T,        $ 3,000.00      $ 3,500.00       $ 4,000.00
                          MODEL #ERC040ACN36SE083, 1908 HOURS, PROP #5290
------------------------------------------------------------------------------------------------------------------------------------

                          PAGE TOTAL                                                    $21,500.00      $25,000.00       $28,500.00
------------------------------------------------------------------------------------------------------------------------------------


                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CUIDAD JUAREZ, MX PLANT #43

                                 April 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                       DESCRIPTION                                           FLV             FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FORKLIFTS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    261       16153       YALE ELECTRIC FORKLIFT, 4000 LB CAP.,                       $ 3,000.00      $ 3,500.00      $ 4,000.00
                          MODEL#ERC040ACN36SE083, S/N A808VO4185T, 1465 HOURS,
                          PROP #5293, CLAMPING ATTACHMENT

    262       16162       YALE ELECTRIC FORKLIFT, 3000 LB CAP., MODEL                 $ 3,000.00      $ 3,500.00      $ 4,000.00
                          #ERC030ACN36SE083, S/N K565899, OROP, SIDESHIFT, 2395
                          HOURS

    263       16163       YALE ELECTRIC FORKLIFT 5000 LB CAP., MODEL                  $ 3,000.00      $ 3,500.00      $ 4,000.00
                          #ERC050FCN36SE083, S/N N440755, OROP, SIDESHIFT,
                          CLAMPING ATTACHMENT, PROP #5251, 7406 HOURS

    264       16164       YALE ELECTRIC FORKLIFT, 4000 LB CAP., MODEL                 $ 3,000.00      $ 3,500.00      $ 4,000.00
                          #ERC040ACN36SE083, S/N A808VO4186T, 1613 HOURS, PROP
                          #5291, CLAMPING ATTACHMENT

    265       16165       YALE ELECTRIC FORKLIFT, S/N N/A, PROP #5207, HOURS N/A      $ 1,000.00      $ 1,500.00      $ 2,000.00

    266       16166       YALE ELECTRIC FORKLIFT, 3000 LB CAP., MODEL                 $ 1,500.00      $ 2,000.00      $ 2,500.00
                          #ERC030BBN36SE083, S/N N451763, PROP #5267, 2003 HOURS,
                          OROP, SIDESHIFT

    267       16168       YALE ELECTRIC FORKLIFT, 3000 LB CAPACITY, S/N               $ 1,500.00      $ 1,750.00      $ 2,000.00
                          A808V04193T, OROP, SIDESHIFT, 1978 HOURS, PROP #5289
------------------------------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                                                  $16,000.00      $19,250.00      $22,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CUIDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#     ID#                       DESCRIPTION                                           FLV             FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FORKLIFTS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    268       16169     YALE LPG FORKLIFT, 9494 HOURS, OROP, SIDESHIFT                 $ 1,250.00      $ 1,500.00     $ 1,750.00

    269       22100     CATERPILLAR ELECTRIC FORKLIFT, 3000 LB CAPACITY, MODEL         $ 2,000.00      $ 2,500.00     $ 3,000.00
                        #EC15, S/N 3FM00970, 1802 HOURS ON METER W/ SIDESHIFT

    270       22101     CATERPILLAR ELECTRIC FORKLIFT, 3000 LB CAPACITY, MODEL         $ 2,000.00      $ 2,500.00     $ 3,000.00
                        #EC15, S/N 3FM00995, 3110 HOURS ON METER W/ SIDESHIFT

    271       22102     CATERPILLAR ELECTRIC FORKLIFT, 3000 LB CAPACITY, MODEL         $ 2,000.00      $ 2,500.00     $ 3,000.00
                        #EC15, S/N 3FM0968, 1968 HOURS ON METER W/ SIDESHIFT

    272       15101     CLARK LPG FORKLIFT TRUCK MODEL #C500-S100, 8000 LB             $ 9,000.00      $11,000.00     $14,000.00
                        CAPACITY W/ OROP, SOLID TIRES, SIDE SHIFT, TRIPLE MAST,
                        UNIT #5246, S/N 7419KOF

    273       15102     YALE ELECTRIC FORKLIFT MODEL #CRC030ACN36SE083, W/             $ 4,500.00      $ 5,000.00     $ 5,500.00
                        TRIPLE MAST, OROP, CUSHION TIRES, 3000 LB CAPACITY, S/N
                        A808V041941T

    274       15105     YALE ELECTRIC FORKLIFT MODEL #CRC030ACN36SE083, W/             $ 4,500.00      $ 5,000.00     $ 5,500.00
                        TRIPLE MAST, OROP, CUSHION TIRES, 3000 LB CAPACITY, S/N
                        N/A

    275       15103     CATERPILLAR FORKLIFT, MODEL #MC30, S/N 41W02107P, W/           $ 2,500.00      $ 3,000.00     $ 3,500.00
                        OROP,C691 SOLID TIRES, DUAL MAST, ASSOCIATED EQUIPMENT,
                        5188 HOURS, UNIT #5275
------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                     $27,750.00      $33,000.00     $39,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CUIDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#         ID#                   DESCRIPTION                                           FLV             FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FORKLIFTS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    276       15104     CLARK 3 WHEEL ELECTRIC FORKLIFT, MODEL #TM15 / OROP, 3         $ 5,000.00      $ 6,000.00     $ 7,000.00
                        SOLID TIRES, TRIPLE MAST SIDE SHIFT, S/N 2258-5280,
                        UNIT #78

    277                 MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:          $10,000.00      $15,000.00     $20,000.00
                        TRASH BINS, SCRAP CONDITION FORKLIFTS, PARTS
                        ACCESSORIES, BATTERY CHARGERS, METAL SHELVING, PARTS
                        BIN, DRILL PRESS, DOUBLE END GRINDER, APPROXIMATELY
                        (10) SECTIONS OF 20'  HEAVY DUTY PALLET RACKING, WORK
                        STATIONS, INVENTORY CARTS, PORTABLE STAIRCASE

------------------------------------------------------------------------------------------------------------------------------------
WAREHOUSE
------------------------------------------------------------------------------------------------------------------------------------

    278                 APPROXIMATELY (72) SECTIONS OF 20' X 12' HEAVY DUTY            $ 3,000.00      $ 4,000.00     $ 5,000.00
                        PALLET RACKING
------------------------------------------------------------------------------------------------------------------------------------
FRONT PROJECTION ASSEMBLY LINE (#5)
------------------------------------------------------------------------------------------------------------------------------------

    279       15210     FRONT PROJECTION ASSEMBLY LINE COMPLETE W/ CONVEYOR            $ 5,000.00      $10,000.00     $15,000.00
                        SYSTEM,  WORK STATIONS, PNEUMATIC TOOLS, CONVEYOR
                        CARRIERS, COUNTER BALANCES, HOISTS, INSPECTION
                        STATIONS, BURN-IN TEST MODULE

------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                     $23,000.00       $35,000.00    $47,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWHICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CUIDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM# ID#                           DESCRIPTION                                           FLV             FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FRONT PROJECTION ASSEMBLY LINE (#5) (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
 280          MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:                  $10,000.00       $15,000.00      $20,000.00
              PNEUMATIC PUMPS, STORAGE SHELVING, METRO CARTS, PALLET
              JACK, ABAL TAPE DISPENSING CASE SEALERS, IMPULSE HEAT
              SEALERS, HI-POT TESTER, POWER SUPPLIES, AUDIO GENERATORS,
              SOUND BOOTH ENCLOSURES, VCR'S,  WORK TABLES, CUSTOM DESIGNED
              TEST FIXTURES, PRESTO DIE LIFT TABLE, SURFACE TEST STATIONS,
              OSCILLOSCOPE, VIDEO CAMERAS, HIGH VOLTAGE SHUT- DOWN TESTERS,
              HYTROL BELT CONVEYOR, FLUID DISPENSERS, PRESSURE CYLINDERS

 281  15211   PROJECTION INSPECTION STATION COMPLETE W / FIXTURE                     $ 2,000.00       $ 2,750.00      $ 3,500.00
              QUANTUM DATA, IMAGER 8701, (2) ZENITH VCR'S, (3) TENMA
              LAB DC POWER SUPPLIES, LEADER PATTERN GENERATOR, 408
              NPS, ASSOCIATED EQUIPMENT

 282  15212   ZENITH CUSTOM CIRCUIT TEST STATION W/ INDUSTRIAL PC,                   $ 2,250.00       $ 3,000.00      $ 3,750.00
              MONITOR, QUANTUM DATA 8701, FIXTURE, LEADER PATTERN
              GENERATOR , 408 NPS, KIKUSUI AUTOMATIC W / I TESTER, HP
              DIGITAL MULTI-METER, ELGAR AC POWER SOURCE, ASSOCIATED
              EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
              PAGE TOTAL                                                             $14,250.00       $20,750.00      $27,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                  DESCRIPTION                                      FLV                FMV             FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FRONT PROJECTION ASSEMBLY LINE (#5) (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    283       15213    ZENITH CUSTOM CIRCUIT TEST STATION W/ INDUSTRIAL PC,          $ 2,500.00         $ 3,250.00      $ 4,000.00
                       MONITOR,  FIXTURE, LEADER PATTERN GENERATOR , 408 NPS,
                       KIKUSUI AUTOMATIC W / I TESTER, HP DIGITAL MULTI-METER,
                       LEADER OSCILLOSCOPE,  ELGAR AC POWER SOURCE, ASSOCIATED
                       EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
ASSEMBLY MAINTENANCE
------------------------------------------------------------------------------------------------------------------------------------
    284                MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT             $ 4,500.00         $ 5,250.00      $ 6,000.00
                       LIMITED TO:  ROTARY GAP FRAME TURRET PRESS, PALLET
                       JACK, ROLLER CONVEYOR, STORAGE CABINETS, SLAUGHTERBACK
                       GLUE DISPENSER, TABLE SAW, MILWAUKEE DRILL, (2)
                       ABRASIVE CUT-OFF SAWS, HILTI HAMMER DRILL, DOUBLE ENDED
                       PEDESTAL GRINDER, CLAUSING MILLING MACHINE, (2) DRILL
                       PRESSES, ASSOCIATED HAND TOOLS, SUPPLIES & EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
HAZARDOUS WASTE AREA
------------------------------------------------------------------------------------------------------------------------------------
    285                MISCELLANEOUS SUPPORT  / OFFICE EQUIPMENT INCLUDING BUT       $ 5,000.00         $10,000.00      $18,000.00
                       NOT LIMITED TO:  METAL SHELVING, BARREL CARTS, METAL
                       DESKS, PERSONAL COMPUTERS, SWIVEL CHAIRS, BARREL PUMPS,
                       HAND TRUCKS, LIQUID CONTROLS METER REGISTER, FLAMMABLE
                       STORAGE CABINETS, CHEMICAL STORAGE  TANKS, PALLET
                       JACKS, GATEWAY 2000 4DX-33, MATERIAL DISPENSING SYSTEM
                       COMPLETE W / GRACO-HIGH PRESSURE MOTORS MODEL #210-390,
                       HYDRAULIC POWERED PUMPS

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                    $12,000.00         $18,500.00      $28,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                  DESCRIPTION                                      FLV              FMV              FMVIP
------------------------------------------------------------------------------------------------------------------------------------
HAZARDOUS WASTE AREA (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    286       16107    VICKERS PACKAGED ROTARY SCREW COMPRESSOR W/ (2) LINCOLN       $  500.00        $  700.00        $  800.00
                       MOTORS, FAN EX 1/2 HP BLOWER

------------------------------------------------------------------------------------------------------------------------------------
MAINTENANCE/PLANT ENGINEERING OFFICE
------------------------------------------------------------------------------------------------------------------------------------
    287                MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT              $5,000.00        $6,000.00        $7,000.00
                       LIMITED TO:  WOODEN & METAL DESKS, SWIVEL & SIDE
                       CHAIRS, TYPEWRITERS, FILING CABINETS, (4) 486 PERSONAL
                       COMPUTERS, (2) GATEWAY 2000 4DX-33 PC, GATEWAY 2000
                       486DX-33 PC, IBM CLONE 150 MHZ PC W / 8 X CD ROM,
                       MONITORS, BLUEPRINT STORAGE CABINETS, METAL BOOKCASES,
                       MICROWAVE, COFFEE MAKER, EPSON COLOR PRINTER, (2) HP
                       LASERJET 4L PRINTER, SHARP FO-245 FAX, CONFERENCE ROOM
                       TABLE, SIDE CHAIRS, EXECUTIVE OFFICE FURNITURE SET
                       INCLUDING:  DESK, CREDENZA, FILING CABINET, BOOKCASE,
                       HIGH BACK SWIVEL CHAIR, HP DRAFT PRO PLOTTER, COUCH W /
                       MATCHING LOVESEAT

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                    $5,500.00        $6,700.00        $7,800.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                  DESCRIPTION                                      FLV              FMV              FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FLOOR MATERIAL OFFICE
------------------------------------------------------------------------------------------------------------------------------------
    288                    MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT          $ 5,000.00       $ 6,000.00       $ 7,000.00
                           LIMITED TO:  GATEWAY 2000 4DX2-66, (2) GATEWAY 2000
                           4DX-33 PC, GATEWAY 2000 4DX2-50 PC, (4) MICROMART 486
                           PC, HP DESKJET 682C COLOR PRINTER, (2) EPSON FX-1170
                           PRINTER, HP DESKJET 550C PRINTER, HP LASERJET 4L
                           PRINTER, HP LASERJET 3P PRINTER, METAL & WOODEN DESKS,
                           BOOKCASES, METAL FILING CABINETS, SWIVEL CHAIRS,
                           EXECUTIVE OFFICE SET INCLUDING:  U-SHAPED DESK, (2)
                           SIDE 6' DISPLAY CABINETS, HIGH-BACK LEATHER CHAIR

------------------------------------------------------------------------------------------------------------------------------------
TOOL CRIB
------------------------------------------------------------------------------------------------------------------------------------
    289                    MISCELLANEOUS INCLUDING BUT NOT LIMITED TO:  CIRCULAR     $30,000.00       $35,000.00       $45,000.00
                           SAWS, HAND TOOLS, DRILLS, HAMMER DRILL, HEAVY DUTY
                           MILWAUKEE SAW ZALL, BLACK & DECKER NAILERS, MILWAUKEE
                           RIGHT ANGLE DRILL, CLAMPS, HILTI-POWER TOOLS, PIPE
                           CUTTERS, WRENCHES,  DRILL BITS, LOCKERS, PARTS BIN,
                           PAINT SUPPLIES, DIGITAL SCALE, HOSES, HAND TRUCKS,
                           BENCH VISE CUTTERS, LADDER, PORTABLE STAIRCASE, WIRE
                           ROLLS, WELDING SUPPLIES, ELECTRICAL SUPPLIES, PAPER
                           SUPPLIES, MOTORS, PUMPS, METAL SHELVING, PLUMBING
                           SUPPLIES, BELTS, GLUE DISPENSERS, PALLET JACKS,
                           PORTABLE STAIRCASES, RAW MATERIAL, (2) RIGID PIPE
                           THREADERS, LAWN MOWER, ACETYLENE TORCH CARTS

------------------------------------------------------------------------------------------------------------------------------------
                           PAGE TOTAL                                                $35,000.00       $41,000.00       $52,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                  DESCRIPTION                                      FLV                 FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
TOOL CRIB (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    290       16108    INVENTORY / SUPPLY ELEVATOR - 3 FLOOR CAPACITY, CAGE          $    200.00        $    700.00    $  1,500.00

    291       16109    LINCOLN ELECTRIC IDEAL ARC 250 ARC WELDER                     $    100.00        $    150.00    $    200.00

    292       16110    LINCOLN ELECTRIC IDEAL ARC 250 ARC WELDER                     $    100.00        $    150.00    $    200.00

    293       16111    LINCOLN ELECTRIC IDEAL ARC 250 ARC WELDER                     $    100.00        $    150.00    $    200.00

------------------------------------------------------------------------------------------------------------------------------------
COMPRESSOR ROOM
------------------------------------------------------------------------------------------------------------------------------------
    294       16112    GARDNER-DENVER ROTARY SCREW AIR COMPRESSOR W/ GE 250 HP       $ 25,000.00        $ 30,000.00    $ 37,500.00
                       MOTOR, 25,172 HOURS

    295       16113    GARDNER-DENVER ROTARY SCREW AIR COMPRESSOR W/ GE 250 HP       $ 27,500.00        $ 32,500.00    $ 40,000.00
                       MOTOR, 1082 HOURS

    296       16114    GARDNER-DENVER ROTARY SCREW AIR COMPRESSOR W/ GE 200 HP       $ 20,000.00        $ 25,000.00    $ 30,000.00
                       MOTOR, 1310 HOURS

    297       16115    GARDNER-DENVER ELECTRA SCREW AIR COMPRESSOR 250 HP,           $  5,000.00        $  8,000.00    $ 15,000.00
                       6267 HOURS

    298       16116    GARDNER-DENVER ELECTRA SCREW AIR COMPRESSOR 250 HP,           $  5,000.00        $  8,000.00    $ 15,000.00
                       14,536 HOURS

    299       16117    (1995) ATLAS COPCO PACKAGE TYPE ROTARY SCREW AIR              $ 40,000.00        $ 45,000.00    $ 60,000.00
                       COMPRESSOR MODEL #GA200W, S/N ATF-019111, 250 HP

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE  TOTAL                                                   $123,000.00        $149,650.00    $199,600.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                  DESCRIPTION                                      FLV                FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
COMPRESSOR ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    300       16118          INGERSOLL RAND PACKAGE AIR COMPRESSOR INCLUDING         $10,000.00         $13,000.00    $ 16,500.00
                             DISCHARGE TEMPERATURE / AIR PRESSURE, AIR FILTER
                             GAUGES, 61,491 HOURS

    301       16119          KAESER COMPRESSED AIR DRYER, MODEL #KRD-2000, S/N       $ 2,500.00         $ 3,500.00    $  4,500.00
                             0320-9-8812-2

    302       16120          HANKISON COMPRESSED AIR DRYER, MODEL #80200, S/N        $ 2,500.00         $ 3,500.00    $  4,500.00
                             0326-5-8605-002, CAPACITY 2000 SCFM@100 PSIG & 100
                             DEGREES F.

    303       16121          HANKISON COMPRESSED AIR DRYER, MODEL #80200, S/N N/A,   $ 2,500.00         $ 3,500.00    $  5,000.00
                             CAPACITY 2000 SCFM@100 PSIG & 100 DEGREES F.

    304       16122          HANKISON COMPRESSED AIR DRYER, MODEL #PR-2000, S/N      $ 3,000.00         $ 4,000.00    $  6,000.00
                             0371-2-9408-0007, 200 PSIG

    305       16123          HANKISON COMPRESSED AIR DRYER, MODEL #80200, S/N        $ 2,500.00         $ 3,500.00    $  5,000.00
                             0326-5-8605-002, CAPACITY 2000 SCFM@100 PSIG & 100
                             DEGREES F.

    306       16124          HURST BOILER, W/ FIRING / BURNER / FURNACE TEMPERATURE  $30,000.00         $40,000.00    $ 60,000.00
                             INDICATOR, DIGITAL TOUCH PAD CONTROLS, HONEYWELL CHART
                             RECORDER, FURNACE DRAFT CONTROL, RELIANCE ELECTRIC A/C
                             DRIVE
------------------------------------------------------------------------------------------------------------------------------------
                             PAGE TOTAL                                              $53,000.00         $71,000.00    $101,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                         DESCRIPTION                                    FLV            FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
AIR COMPRESSOR ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    307       16125       (1984) APACHE BOILER / BURNER UNIT, MODEL #8-5-4000,         $ 25,000.00    $ 35,000.00     $ 50,000.00
                          S/N 9276, STEAM CAPACITY 27,600 LB / HR, MIN VALVE
                          CAPACITY 32,000 LB / HR, 4000 SQ FT HEATING SURFACE,
                          9/16" STEEL THICKNESS

    308       16126       (1984) APACHE BOILER / BURNER UNIT, MODEL #8-5-4000,         $ 25,000.00    $ 35,000.00     $ 50,000.00
                          S/N 9278, STEAM CAPACITY 27,600 LB / HR, MIN VALVE
                          CAPACITY 32,000 LB / HR, 4000 SQ FT HEATING SURFACE,
                          9/16" STEEL THICKNESS

    309       16127       (1984) APACHE BOILER / BURNER UNIT, MODEL #8-5-4000,         $ 25,000.00    $ 35,000.00     $ 50,000.00
                          S/N 9277, STEAM CAPACITY 27,600 LB / HR, MIN VALVE
                          CAPACITY 32,000 LB / HR, 4000 SQ FT HEATING SURFACE,
                          9/16" STEEL THICKNESS

    310       16128       (1984) APACHE BOILER / BURNER UNIT, MODEL #8-5-4000,         $ 25,000.00    $ 35,000.00     $ 50,000.00
                          S/N 9399, STEAM CAPACITY 27,600 LB / HR, MIN VALVE
                          CAPACITY 32,000 LB / HR, 4000 SQ FT HEATING SURFACE,
                          9/16" STEEL THICKNESS
---------------------------------------------------------------------------------------------------------------------------------
MACHINE SHOP
---------------------------------------------------------------------------------------------------------------------------------
    311       16129       INDIANAPOLIS VERTICAL MILLING MACHINE W / 9 X 42" TABLE      $    750.00    $  1,000.00     $  1,250.00
                          MILLING VISE W / INDEX HEAD

    312       16130       INDIANAPOLIS VERTICAL MILLING MACHINE W / 9 X 42" TABLE      $  1,000.00    $  1,250.00     $  1,500.00
                          MILLING VISE, INDEX HEAD, POWER FEED

---------------------------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                                                   $101,750.00    $142,250.00     $202,750.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                         DESCRIPTION                                    FLV            FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MACHINE SHOP (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    313       16131   STAR 9" X 16" HORIZONTAL METAL CUTTING BAND SAW, S/N N/A       $   750.00      $ 1,000.00   $ 1,250.00

    314       16132   CINCINNATI HORIZONTAL BORING MILL 4' X 6" TABLE                $   400.00      $   600.00   $   800.00

    315       16133   WALKER TURNER VERTICAL BAND SAW 20" THROAT                     $   750.00      $ 1,000.00   $ 1,250.00

    316       16134   CINCINNATI HORIZONTAL BORING MILL 4' X 6" TABLE                $   600.00      $   800.00   $ 1,000.00

    317       16135   REPUBLIC ENGINE LATHE 16" X 60" CC,  S/N 16685030106 W/        $ 4,000.00      $ 6,000.00   $ 8,000.00
                      TAILSTOCK, TOOLPOST HOLDER, 3 JAW CHUCK

    318       16140   (1994) VOLLMER EDM, CHP 025 W/ VOLTMER PMC-SYSTEM              $10,000.00      $15,000.00   $20,000.00
                      CONTROLS, S/N 1198

    319       16141   LINCOLN IDEAL ARC 250, AC / DC ARC WELDER                      $   100.00      $   150.00   $   200.00

    320       16142   LINCOLN IDEAL ARC 250, AC / DC ARC WELDER                      $   100.00      $   150.00   $   200.00

    321       16136   SOUTH BEND ENGINE LATHE, 15" X 47" CC, TAILSTOCK,              $ 2,000.00      $ 2,500.00   $ 3,000.00
                      TOOLPOST HOLDER 3 JAW CHUCK, S/N N/A

    322       16137   MVM GRINDER MODEL #GM1000, S/N 12455                           $   500.00      $   750.00   $ 1,000.00

    323       16138   CRAFTSMAN TOOLROOM LATHE                                       $   750.00      $ 1,000.00   $ 1,250.00

    324       16139   VOLLMER DORNHAM EDM, FINIMAT BETA W / VOLLMER DORNHAM          $ 3,000.00      $ 4,000.00   $ 5,000.00
                      CONTROLS
---------------------------------------------------------------------------------------------------------------------------------
                      PAGE TOTAL                                                     $22,950.00      $32,950.00   $42,950.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                        DESCRIPTION                                    FLV             FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MACHINE SHOP (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    325                  MISCELLANEOUS MACHINE SHOP SUPPORT INCLUDING BUT NOT            $5,000.00     $ 7,000.00      $ 9,000.00
                         LIMITED TO:  DOUBLE END GRINDERS, TOOL CUTTERS, BENCH
                         VISES, SAND BLAST CABINET, DIE LIFT TABLE, METAL
                         SHELVING, CLAUSING DRILL, METAL BENDING BREAKS, PINCH
                         ROLLERS, DRILL PRESS, PALLET , WRAPPER ARBOR PRESS,
                         WORK TABLES

---------------------------------------------------------------------------------------------------------------------------------
AGE / LIFE AREA
---------------------------------------------------------------------------------------------------------------------------------
    326       16154      CUSTOM FABRICATED HORIZONTAL INCLINE DROP TESTER W  /           $  750.00     $ 1,000.00      $ 1,250.00
                         WOODEN BACKSTOP, CHAIN LINK PULLEY, GAYNES 1000 VM
                         VELOCITY METER

    327       16155      CUSTOM FABRICATED VERTICAL DROP TESTING MACHINE W /             $  400.00     $   600.00      $   800.00
                         CONTROLS, W / MOTORS, ASSOCIATED EQUIPMENT, 5' X 5' BED

    328       16156      CUSTOM FABRICATED VERTICAL DROP TESTING MACHINE W /             $  400.00     $   600.00      $   800.00
                         CONTROLS, W / MOTORS, ASSOCIATED EQUIPMENT, 7' X 8' BED

    329       16157      APPROXIMATELY (14) CUSTOM FABRICATED ELECTRIFIED TEST           $3,000.00     $ 5,000.00      $10,000.00
                         RACKS FOR AGE/LIFE TESTING COMPLETE W / VARIAC AUTO
                         TRANSFORMERS, BLONDER TONGUE SINGLE CHANNEL BANDPASS
                         FILTER, LINE VOLTAGE MONITOR

---------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                      $9,550.00     $14,200.00      $21,850.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
ITEM#          ID#                        DESCRIPTION                                    FLV              FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
AGE / LIFE (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
 330         16158     (1997) LANSMOUNT HYDRAULIC VIBRATION TEST SYSTEM             $ 85,000.00        $ 95,000.00    $110,000.00
                       COMPLETE W/ 70" X 70" ALUMINUM, MODEL #6000-10, 5000 LB
                       SOLID STEEL BASE MOUNTED ON A LOW-FREQUENCY  CLAMPED
                       SUSPENSION SYSTEM, WATER COOLED HEAT EXCHANGER PEAK
                       FLOW 159 PM,  MAX PRESSURE 3000 PSI, TOUCH TEST
                       CONTROLS, LASER PRINTER

 331         16159     LANSMOUNT DROP TESTER MACHINE MODEL #PDT-227 W /             $ 20,000.00        $ 25,000.00    $ 30,000.00
                       ELECTRIC HOIST POSITIONING, INFINITE DROP HEIGHT
                       RESOLUTION UP TO A MAX 72", TEST WEIGHT MAX 500 LBS,
                       MAX PACKAGE SIZE 44", STEEL BASE

---------------------------------------------------------------------------------------------------------------------------------
AGE / LIFE OFFICES (OQC)
---------------------------------------------------------------------------------------------------------------------------------
 332                   MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT            $  3,500.00        $  5,000.00    $  6,000.00
                       LIMITED TO:  WOODEN DESKS, SWIVEL CHAIRS, SIDE CHAIRS,
                       FILING CABINETS, WOODEN BOOKSHELVES, ZENITH 486 PC,
                       GATEWAY 2000 P5-75 PC,(2)  GATEWAY 2000 4DX2-66 PC,
                       COMPAQ PRESARIO COMPUTER, MICRO MART PENTIUM 100
                       COMPUTERS, DELL COMPUTER SERVER XPS-P200S, HP DESKJET
                       855 CSE PRINTER,  HP DESKJET 860 CSE PRINTER, (2) HP
                       DESKJET 820 CSE PRINTERS, ENCAD CADJET 2 PLOTTER,
                       PANASONIC KX-F500 FAX MACHINE, EPSON PZ STYLUS PRINTER

---------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                   $108,500.00        $125,000.00    $146,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CUIDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

----------------------------------------------------------------------------------------------------------------------------------
ITEM#       ID#                          DESCRIPTION                                 FLV               FMV                FMVIP
----------------------------------------------------------------------------------------------------------------------------------
PACKAGING / SHIPPING AREA
----------------------------------------------------------------------------------------------------------------------------------
 333                  MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:      $ 15,000.00        $ 18,000.00         $20,000.00
                      (6) SLAUGHTERBACK GLUE DISPENSERS, WORK TABLES, COMPARC
                      50V ARC WELDER, STAPLE GUNS, ALUMINUM CYLINDRICAL
                      DISPENSERS, STRAPPING CART, METAL SHELVING, TOOL
                      CARTS,  HAND TOOLS, RAW STEEL, STEEL CAGE, ROLLER
                      CONVEYORS, METAL DESKS, SCALES, LADDERS, GANTRY STYLE
                      PICK & PLACE VACUUM LIFTS

 334       16160      ROSENTHAL SHEET MASTER CUT TO LENGTH SHEETING SYSTEM       $  1,500.00        $ $2,000.00         $ 2,500.00
                      COMPLETE W / ROLL FEED, DIGITAL TOUCHPAD CONTROLS, S/N
                      70109

 335       16161      ROSENTHAL SHEET MASTER CUT TO LENGTH SHEETING SYSTEM       $ 1,500.00         $  2,000.00         $ 2,500.00
                      COMPLETE W / ROLL FEED, DIGITAL TOUCHPAD CONTROLS, S/N
                      70120

----------------------------------------------------------------------------------------------------------------------------------
LINE #3 & #4 PACKING AREA
----------------------------------------------------------------------------------------------------------------------------------
 336                 MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:       $ 2,000.00         $  3,000.00         $ 4,000.00
                     ROLLER CONVEYORS, BANDING CART, CARTON SEAL MACHINES,
                     MOTORS, ASSOCIATED EQUIPMENT, (NOT IN SERVICE)

----------------------------------------------------------------------------------------------------------------------------------
LINE #3, #4, #5, #6 FINAL ASSEMBLY
----------------------------------------------------------------------------------------------------------------------------------
 337                 APPROXIMATELY 800 FEET OF CHAIN LINK CONVEYORS, (3)         $ 4,000.00         $  7,000.00         $10,000.00
                     OVERHEAD MANUALLY OPERATED VACUUM LIFTS, (6) CUSTOM
                     BUILT ELEVATOR PALLET TRANSFER UNITS, (NOT IN SERVICE)

----------------------------------------------------------------------------------------------------------------------------------
                     PAGE TOTAL                                                  $24,000.00         $ 32,000.00         $39,000.00
----------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM # ID#                             DESCRIPTION                               FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
WAREHOUSE
------------------------------------------------------------------------------------------------------------------------------------
    338                MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:     $ 5,000.00         $ 8,000.00         $12,000.00
                       APPROXIMATELY (72) SECTIONS OF 20' HIGH  10' WIDE HEAVY
                       DUTY PALLET RACKING, TRASH BINS, METAL DESKS, CHAIRS,
                       PORTABLE STAIRCASE

------------------------------------------------------------------------------------------------------------------------------------
TPSG OFFICES (2ND FLOOR/BACK)
------------------------------------------------------------------------------------------------------------------------------------
    339                MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT          $ 5,000.00         $ 6,000.00         $ 7,000.00
                       LIMITED TO:  EXECUTIVE OFFICE SETS, DESK, CREDENZA,
                       BOOKCASE, WOODEN DESKS, 8' CONFERENCE ROOM TABLE,
                       PLASTIC CHAIRS, UPHOLSTERED SIDE CHAIRS, SWIVEL CHAIRS,
                       REFRIGERATOR,  MICROWAVE, MARKER BOARD, FILING
                       CABINETS, (3) MICRO MART 486 PC, (2) ZENITH 486 PC, (3)
                       GAETWAY 2000 4SX-33, GATEWAY 2000 4DX2-50, GATEWAY 2000
                       4DX2-66, HP LASER JET 3, HP DESK JET 540 PRINTER, HP
                       LASER JET 4P PRINTER, (2) HP LASER JET 4L PRINTERS,
                       EPSON FX-1170 PRINTER, HP DESK JET 660C PRINTER, HP
                       DESK JET 1200C PRINTER

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                $10,000.00         $14,000.00         $19,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM # ID#                             DESCRIPTION                                      FLV                FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FIXTURE MAINTENANCE
------------------------------------------------------------------------------------------------------------------------------------
    340       15214     BIG JOE ELECTRIC WALK-BEHIND FORKLIFT MODEL #PDI-2411,          $  700.00          $1,000.00      $1,250.00
                        S/N 345119

    341                 MISCELLANEOUS INCLUDING BUT NOT LIMITED TO:                     $2,000.00          $2,250.00      $3,000.00
                        APPROXIMATELY (24) 8' SECTIONS OF HEAVY DUTY PALLET
                        RACKING, PALLET JACKS, WOODEN DESK, PERSONAL COMPUTERS,
                        PORTABLE STAIRCASE, AIR RECEIVER TANKS, DRILL PRESS,
                        DOUBLE ENDED GRINDER, ASSOCIATED FIXTURES

------------------------------------------------------------------------------------------------------------------------------------
PAINT AREA
------------------------------------------------------------------------------------------------------------------------------------
    342                 MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:           $3,000.00          $4,000.00      $5,000.00
                        PAINT BOOTH, MIXERS, LAB OVEN, COMPUTER WORKSTATION,
                        PRESSURE CYLINDERS, FLAMMABLE STORAGE CABINET, ANALOG
                        SCALES, GATEWAY P5-166 PC W / COMPAQ MONITOR, HP DESK
                        JET 500C, T.V.

------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                      $5,700.00          $7,250.00      $9,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM # ID#                             DESCRIPTION                                 FLV               FMV                 FMVIP
------------------------------------------------------------------------------------------------------------------------------------
CAFETERIA
------------------------------------------------------------------------------------------------------------------------------------
    343                 MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:      $6,000.00         $ 7,500.00          $10,000.00
                        APPROXIMATELY (61) FORMICA TOP CAFETERIA TABLES W/
                        BUILT-IN INDIVIDUAL BENCHES, STAINLESS STEEL BUFFET
                        STYLE SERVING STATIONS, VARIOUS SIZE TELEVISIONS, CASH
                        REGISTERS, PITCO FRYOLATORS, GRILLS, TOASTERS, AMANO
                        TIMECLOCK, ALTO SHAAM OVENS, METRO CARTS, ASSORTED POTS
                        & PANS, COOLERS, VULCAN DISPENSERS, UTENSILS, GARLAND
                        FRYOLATORS, UNIREX MIXERS, HOBART MIXERS, FOUR BURNER
                        TOP RANGE

    344       16144     BLAKESLEE INDUSTRIAL DISHWASHER                            $2,000.00         $ 2,500.00          $ 3,000.00

    345       16145     MANITOWOC COMMERCIAL ICE MAKER, MODEL #C950, S/N           $  650.00         $   750.00          $ 1,250.00
                        950120386

    346       16146     DUKE INDUSTRIAL GAS OVEN                                   $1,000.00         $ 1,250.00          $ 1,500.00
------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                  $9,650.00         $12,000.00          $15,750.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM # ID#                             DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
OFFICE IND RELATIONS
------------------------------------------------------------------------------------------------------------------------------------
    347                MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT           $4,000.00          $5,000.00          $ 6,000.00
                       LIMITED TO:  MICRO MART 486 PC MONITOR, (2) HP DESK JET
                       660C COLOR PRINTERS, (3) HP DESK JET 682C COLOR
                       PRINTERS, HP DESK JET 560C COLOR PRINTER, HP LASER JET
                       3P PRINTER, TOSHIBA FAX MACHINE,
                       GATEWAY 2000 4DX-33PC, EPSON LQ2550 PRINTER, (3)
                       ALANTRA ICS PENTIUM PCS, MATCHING WOODEN FURNITURE SET
                       INCLUDES:   DESK, CREDENZA, BOOKCASE, HIGH BACK SWIVEL
                       CHAIRS, SIDE CHAIRS, TYPEWRITERS, COMPUTER
                       WORKSTATIONS, METAL & WOODEN
                       FILING CABINETS, MICROWAVE, CAMERA, DATACARD SYSTEM,
                       APPROXIMATELY (80) LINEAR FEET OF WOODEN / CLOTH OFFICE
                       PARTITIONS

------------------------------------------------------------------------------------------------------------------------------------
RECEPTIONISTS AREA
------------------------------------------------------------------------------------------------------------------------------------
    348                MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT           $3,000.00          $4,000.00          $ 5,000.00
                       LIMITED TO:  RECEPTIONISTS DESK COMPLETE W / FORMICA
                       TOP, DRAWERS, COMPUTER WORKSTATION, SWIVEL CHAIRS, 486
                       PERSONAL COMPUTER MONITOR, (3) MATCHING LEATHER SOFAS,
                       (3) LARGE SCREEN TELEVISIONS, SIDE TABLES, COFFEE
                       TABLE, ZENITH COMPLETE STEREO SYSTEM

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                 $7,000.00          $9,000.00          $11,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              Appraisal Division
                              Zenith Corporation
                          CIUDAD JUAREZ, MX PLANT #43

                                 April 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM # ID#                             DESCRIPTION                                       FLV                FMV         FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MATERIAL CONTROL (OFFICE)
------------------------------------------------------------------------------------------------------------------------------------
    349                    MISCELLANEOUS OFFICE FURNITURE INCLUDING BUT NOT              $5,000.00          $6,000.00   $ 7,000.00
                           LIMITED TO:  APPROXIMATELY (7) WOODEN / FORMICA TOP
                           DESKS, W /  MATCHING CREDENZAS / WORKSTATIONS,
                           HIGH-BACK SWIVEL CHAIRS, MATCHING SIDE CHAIRS,
                           BOOKCASES, FILING CABINETS,
                           MICROWAVE, REFRIGERATOR, 10' CONFERENCE ROOM TABLE,
                           MARKER BOARD, TYPEWRITERS, GATEWAY 2000 4DX2-50,
                           MONITOR, ALANTRA PENTIUM PC W / 8X CD ROM MONITOR, (4)
                           MICRO MART PENTIUM COMPUTERS, EPSON FX-870
                           PRINTER, HP LASER JET III PRINTER, HP DESK JET 660CSE
                           PRINTER, HP LASER JET 4L PRINTER, KONICA FAX 150

------------------------------------------------------------------------------------------------------------------------------------
PURCHASING DEPARTMENT
------------------------------------------------------------------------------------------------------------------------------------
    350                    (2) EXECUTIVE OFFICE SETS INCLUDING:  WOODEN DESKS,           $2,500.00          $3,000.00   $ 3,500.00
                           MATCHING GLASS CABINET, HIGH-BACK SWIVEL CHAIRS, SIDE
                           CHAIRS, MICRO MART PENTIUM COMPUTER, HP PAVILION 7010
                           COMPUTER, HP LASER JET 4L, MONITORS

------------------------------------------------------------------------------------------------------------------------------------
                           PAGE TOTAL                                                    $7,500.00          $9,000.00   $10,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                              FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICES (MFG / ENGINEERING)
------------------------------------------------------------------------------------------------------------------------------------
    351                 MISCELLANEOUS OFFICE FURNITURE INCLUDING BUT NOT           $7,000.00          $8,500.00          $11,000.00
                        LIMITED TO: WOODEN DESKS, SWIVEL CHAIRS, SIDE CHAIRS,
                        APPROXIMATELY 450 LINEAR FEET OF 4' X 5' WOODEN OFFICE
                        PARTITIONS, METAL / WOODEN FILING CABINETS, PRINTER
                        STANDS, BOOKCASES, MICROFICHE
                        READER, METAL 2-DOOR LOCKERS, (3) 586 PC'S, ABS 486 PC,
                        ZENITH Z-SELECT 100 PC, (2) MICROMART PENTIUM
                        COMPUTERS, (2) GATEWAY 2000 4DX2-66, (2) GATEWAY 2000
                        RDX-33, COMPAQ PRESARIO 7222 PC, HP FAX-700, (2) EPSON
                        FX1170 PRINTERS,
                        BLUE-RAY 45 SCAVENGER PLUS BLUE PRINT COPIER, ENCA D
                        NOVA JET 4 PLOTTER, HP SCAN JET 4P SCANNER, (2) HP
                        LASER JET 4 PRINTER, MUSTER MODEL MFS 6000CX SCANNER,
                        HP DRAFT PRO PLOTTER, HP DRAFT PRO PLOTTER
                        PLUS HP G1/2 LANGUAGE, HP DESK JET 660C PRINTER, HP
                        DESK JET 540C PRINTER, HP DESK JET 520C PRINTER, (3) HP
                        LASER JET 4C PRINTER
------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                 $7,000.00          $8,500.00          $11,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                              FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
INFO SYSTEMS
------------------------------------------------------------------------------------------------------------------------------------
    352                 MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT          $12,000.00         $20,000.00          $25,000.00
                        LIMITED TO:  WOODEN DESKS, SWIVEL CHAIRS, BOOKCASES,
                        COAT RACK, MARKER BOARD, FAN, FILING CABINET, COMPUTER
                        WORKSTATIONS, WOODEN DISPLAY CASE, GATEWAY 2000
                        4DX2-50, GATEWAY 2000
                        4SX-33, (2) MICRO MART PENTIUM / 486 COMPUTERS 66 MHZ,
                        (3) ALANTRA ICS PC PENTIUM 133 MHZ, (2) GATEWAY 2000
                        4DX2-66, IBM CLONE 100 MHZ PENTIUM COMPUTER, COMTRADE
                        486 100 MHZ, COMPAQ PRESARIO 7222 P/C, (5) HP DESK
                        JET 660CSE PRINTER, (5) HP DESK JET 682C PRINTER, EPSON
                        IQ-870 PRINTER, (2) HP LASER JET 4L PRINTER, HP SCAN
                        JET 4P SCANNER, GATEWAY PENTIUM 133 MHZ COMPUTER, CD
                        ROM, GATEWAY P5-166 COMPUTER TOWER, CD ROM, VARIOUS
                        MONITORS / PERSONAL
                        COMPUTERS (NOT IN SERVICE), ZEBRA LABEL PRINTER MODEL
                        #140XI
------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                $12,000.00         $20,000.00          $25,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                               FLV                FMV               FMVIP
------------------------------------------------------------------------------------------------------------------------------------
INFO SYSTEMS (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    353                 IBM RISC SYSTEM / 6000 R24 CPU COMPUTER SYSTEM MAIN      $110,000.00        $135,000.00         $160,000.00

                        PROCESSOR, COMPLETE W / (6) PROCESSORS, (2) IBM
                        7133-010 HARD DRIVES, HP NET SERVER 5/90 LM, GATEWAY
                        2000 4SX-33, PENTIUM 133 MHZ MICRO MART PC, 486 33 MHZ
                        PC,PENTIUM 166 MHZ PC, ZENITH 2-SERVER 466XE,
                        EXABYTE-EXB-10E BACK-UP TAPE SYSTEM, VER 1.2.185, CISCO
                        4000 SERIES ROUTERS, (3) MEGA SWITCHES, (2) TERMINAL
                        SERVERS ETS, 16UF, LEVITON QUICK PORT PATCH PANEL,
                        TERMINAL PORTS, POWER WARE, BACK UPS, POWER SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTING / FINANCE
------------------------------------------------------------------------------------------------------------------------------------
    354                 MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT         $  7,000.00        $  8,500.00         $ 10,000.00
                        LIMITED TO:  WOODEN DESKS, UPHOLSTERED SWIVEL CHAIRS,
                        WOODEN FILING CABINETS, BOOKCASES, SIDE ARM CHAIRS,
                        METAL FILING CABINETS, PAPER CUTTER, OFFICE SUPPLIES,
                        MICROWAVE, MICRO DESIGN
                        1000 MICROFICHE READER, REFRIGERATOR, MICRO MART MODEL
                        486 DX-33 COMPUTER, MICRO MART PENTIUM 100 COMPUTER,
                        PRINTRONIX HEAVY DUTY WIDE BAND PRINTER MODEL P3040,
                        PRINTEK FORMS PRO 4003, EPSON FX-11170 PRINTER, HP FAX
                        cont'd on next page
------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                               $117,000.00        $143,500.00         $170,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                    FLV               FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
 FINANCE (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
                         (cont'd from previous page)
                         900 MACHINE, (4) HP LASER JET PRINTERS 4L, (2) HP LASER
                         JET PRINTERS 4, (2) GATEWAY 2000 4SX-33 COMPUTERS,
                         GATEWAY 2000 4DX2-66, (3) AST ADVANTAGE 623 PENTIUM
                         COMPUTERS, CD ROM, ALANTRA PENTIUM COMPUTER, COMPAQ
                         PRESARIO 7222 COMPUTER
------------------------------------------------------------------------------------------------------------------------------------
BOARD ROOM
------------------------------------------------------------------------------------------------------------------------------------
    355                  MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:           $6,000.00          $8,000.00    $10,000.00
                         WOODEN "U" SHAPED EXECUTIVE CONFERENCE TABLE W /
                         APPROXIMATELY (26) MATCHING UPHOLSTERED SIDE CHAIRS,
                         MATCHING SIDE CREDENZAS, GLASS DISPLAY CASES, OVERHEAD
                         PROJECTOR,  PLANTS,
                         ARTWORK, MARKER BOARD, COMPLETE STEREO SYSTEM,
                         TELEVISION, SPEAKERS, PODIUM
------------------------------------------------------------------------------------------------------------------------------------
SIDE OFFICE / COMPUTER TRAINING
------------------------------------------------------------------------------------------------------------------------------------
    356                  WOODEN EXECUTIVE FURNITURE SET INCLUDING WOODEN DESK,           $2,000.00          $3,000.00     $4,000.00
                         CREDENZA, BOOKCASE, FILING CABINETS, SWIVEL CHAIR, SIDE
                         CHAIRS, ALANTRA PC'S PENTIUM COMPUTER, GOLDSTAR
                         MONITOR, HP DESK JET 660C PRINTER,
                         GATEWAY 2000 4DX2-66, (2) EPSON FX-1170 PRINTER,
                         APPROXIMATELY (8) MONITORS, FORMICA TOP TABLES, SIDE
                         CHAIRS
------------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                      $8,000.00         $11,000.00    $14,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC
                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #       ID#                          DESCRIPTION                                FLV               FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS
------------------------------------------------------------------------------------------------------------------------------------
    357                  MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:       $7,500.00         $10,000.00     $12,500.00
                         METAL DESKS, SWIVEL CHAIRS, REFRIGERATOR, HAND TOOLS,
                         LOCKERS, WIRE CRIMPERS, WOODEN DESK, MARKER BOARD,
                         COMPUTER WORKSTATIONS, (3) GATEWAY 2000
                         4DX-33 COMPUTERS, ZENITH 386 & 486 COMPUTERS, (2)
                         ZEBRA  140 LABEL PRINTER MODEL 43CRT1, S/N 860520,
                         DATAMAX DMX800 LABEL PRINTERS, (4) PRINTRONIX HIGH
                         SPEED FORM FED PRINTERS, EPSON LQ2550 PRINTER, DATA
                         PRODUCTS HIGH SPEED FORM FED PRINTER (NOT IN SERVICE)

    358       16148      COMPLETE NORTHERN TELECOM PHONE SYSTEM INCLUDING:          $15,000.00         $30,000.00     $50,000.00
                         POWER CONTROL PANEL,  APPROXIMATELY (500) LINES, (200)
                         HANDSETS, ALCATEL INDETEL C-CAN POWER SYSTEMS CONTROLS,
                         FARINON INCLUDING HARRIS MULTIPLEXOR BOWMAR
                         DIGITAL CARRIER ANALYSIS MODEL #2738-1  MERIDIAN 1
                         NETWORK GROUP, POWER SUPPLIES, CISCO 4000 ROUTERS,
                         NORTHERN TELECOMM HIGH SPEED MODEMS
------------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                 $22,500.00         $40,000.00     $62,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                             FLV               FMV             FMVIP
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICES
------------------------------------------------------------------------------------------------------------------------------------
    359         COMPLETE MATCHING EXECUTIVE OFFICE SETS INCLUDING:                 $12,000.00        $15,000.00       $20,000.00
                WOODEN DESKS, CREDENZAS, BOOKCASES, COMPUTER
                WORKSTATIONS, CONFERENCE ROOM TABLES, HIGH-BACK
                UPHOLSTERED SWIVEL CHAIRS, MATCHING UPHOLSTERED SIDE
                ARM CHAIRS, REFRIGERATOR, MARKER BOARDS, COAT RACKS,
                HALF BATHROOMS, PLANTS, ARTWORK, COMPLETE STEREO SYSTEM
                W/ GLASS SHELVING, WOODEN FILING CABINETS, PAPER
                SHREDDER, FANS, VARIOUS TELEVISION SETS, 14" FORMICA
                TOP CONFERENCE ROOM TABLE W/ APPROXIMATELY (15)
                MATCHING SIDE CHAIRS, OVERHEAD PROJECTOR, (5) MICRO
                MART PENTIUM COMPUTER W / GOLDSTAR MONITOR, COMPAQ
                PRESARIO COMPUTER MODEL 7222, NEC MULTISYNC 21" COLOR
                MONITOR MODEL XE2, HP DESK JET 694C PRINTER, HP DESK
                JET 820CSE PRINTER, (2) HP LASER JET 4L PRINTER,
                RICOH FAX 3500L, PANASONIC KX-F1000 FAX MACHINE,
                GATEWAY PC P5-166 W / APC 1250 BACK-UPS, GATEWAY 2000
                VIVITRON 17" COLOR MONITOR, HP DESK JET 660C PRINTER,
                HP DESK JET 855CSE PRINTER, IBM CLONE 75 MHJZ PENTIUM PC

------------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                         $12,000.00        $15,000.00       $20,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                             FLV               FMV             FMVIP
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTING OFFICE AREA / PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
    360         MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:           $4,000.00          $6,000.00         $ 7,000.00
                WOODEN DESKS, SWIVEL CHAIRS, COMPUTER WORKSTATIONS,
                WOODEN FILING CABINETS, METAL SHELVING, MICROWAVE,
                BOOKSHELVES, CREDENZAS, (2) PM STEEL SAFES, SENTRY
                SAFE, LATERAL FILE CABINETS, (6) 486 PERSONAL
                COMPUTERS W/ MONITOR, (2) MICRO MART PERSONAL
                COMPUTERS 486, (2) COMPAQ PRESARIO 7222, COMTRADE
                PERSONAL COMPUTER, GATEWAY 2000 4DX2-66, HP DESK
                JET PRINTER 660C, (2) HP LASER JET 4L PRINTERS, HP
                DESK JET 682C, LQ-870, ALPS P2000G PRINTER, (3)
                PRINTRONIX HIGH SPEED PRINTERS, EPSON LQ 2550, MOORE
                1600 DECOLATOR

------------------------------------------------------------------------------------------------------------------------------------
TRAINING AREA
------------------------------------------------------------------------------------------------------------------------------------

    361         MISCELLANEOUS EQUIPMENT INCLUDING BUT NOT LIMITED TO:           $2,000.00          $2,500.00         $ 3,000.00
                APPROXIMATELY (65) PLASTIC CHAIRS, FORMICA TOP TABLES,
                MARKER BOARDS, EASELS, (3) LARGE SCREEN T.V., SIDE ARM
                CHAIRS, WOODEN ROUND TABLE, DESK, FILING CABINETS,
                BOOKSHELF, 486 PERSONAL COMPUTER, HP DESK JET 560C
                PRINTER, HP DESK JET 660C PRINTER, ALANTRA PENTIUM
                COMPUTER

------------------------------------------------------------------------------------------------------------------------------------
                PAGE TOTAL                                                      $6,000.00          $8,500.00         $10,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                             FLV               FMV             FMVIP
------------------------------------------------------------------------------------------------------------------------------------
PRODUCTION OFFICE
------------------------------------------------------------------------------------------------------------------------------------
    362             MISCELLANEOUS OFFICE EQUIPMENT INCLUDING BUT NOT             $ 4,000.00         $ 5,000.00          $ 6,000.00
                    LIMITED TO:  MATCHING EXECUTIVE OFFICE SET INCLUDING:
                    DESK, CREDENZA, 12' CONFERENCE ROOM TABLE, SIDE ARM
                    CHAIRS, FILING CABINETS, LARGE SCREEN T.V., PORTABLE
                    MARKER BOARD, METAL DESKS, COMPAQ DESK PRO COMPUTER,
                    (2) GATEWAY 2000 4DX-33, (2) GATEWAY 2000 4DX2-66, (2)
                    HP LASER JET 4L PRINTERS, HP

------------------------------------------------------------------------------------------------------------------------------------
AGE / LIFE TESTING
------------------------------------------------------------------------------------------------------------------------------------

    363             MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT            $ 3,000.00         $ 4,000.00          $ 6,000.00
                    LIMITED TO:  HI-POT TESTER, BANDING CART, OVERHEAD
                    BRIDGE W /(2) 300 LB CAPACITY VACUUM LIFTS, METAL &
                    WOODEN DESKS, FILING CABINETS, SHELVING, FANS, POWER
                    SUPPLIES, SOUND BOOTH ENCLOSURES, DEGAUSSING MACHINE,
                    EPSON FX1170 PRINTER, HP DESK JET 560C

    364   16149     (1997) ESPEC ENVIRONMENTAL TEST CHAMBER MODEL                $55,000.00         $70,000.00          $75,000.00
                    #EWPH1009-5JA, S/N 303027 COMPLETE W / (2) COMPRESSORS,
                    CIRC. MOTOR, WIRE HEATER, HUMIDITY HEATER, REFRIGERANT
                    TEMP RANGE-65 TO 85 DEGREES C W / MODEL 600 DIGITAL
                    TOUCH PAD CONTROLS, HONEYWELL CHART RECORDER, (NOT IN
                    SERVICE), HEATHCRAFT BOHN REFRIGERATION CONDENSER MODEL
                    #RBH061, S/N T97J01738, 1 1/2 HP MOTORS, (4) FANS,
                    (NOT INSTALLED)

------------------------------------------------------------------------------------------------------------------------------------
                    PAGE TOTAL                                                   $62,000.00         $79,000.00          $87,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                             FLV               FMV             FMVIP
------------------------------------------------------------------------------------------------------------------------------------
OUTSIDE (MECHANICALS)
------------------------------------------------------------------------------------------------------------------------------------
    365       16092    CUSTOM DESIGNED DUST COLLECTION SYSTEM COMPLETE W/          $10,000.00        $18,000.00      $25,000.00
                       BLOWER, MODEL H / HP-3-090-6-1-1, MAX RPM 1235, S/N
                       N/A, COMPLETE W/ DRIVE MOTORS, ALUMINUM PIPING, METAL
                       CONSTRUCTION HOPPERS, STEEL FRAME, AUGER CONVEYOR,
                       ASSOCIATED DUCT WORK, AND EQUIPMENT

    366       16093    CUSTOM DESIGNED DUST COLLECTION SYSTEM COMPLETE W/          $10,000.00        $18,000.00      $25,000.00
                       BLOWER, MODEL H / HP-3-090-6-1-1, MAX RPM 1235, S/N
                       4261-A056 COMPLETE W/ DRIVE MOTORS, ALUMINUM PIPING,
                       METAL CONSTRUCTION HOPPERS, STEEL FRAME, AUGER
                       CONVEYOR, ASSOCIATED DUCT WORK AND EQUIPMENT

    367       16094    CUSTOM DESIGNED DUST COLLECTION SYSTEM COMPLETE W/          $10,000.00         $18,000.00     $25,000.00
                       BLOWER, MODEL H / HP-3-090-6-1-1, MAX RPM 1235, S/N
                       4261-A056 COMPLETE W/ DRIVE MOTORS, ALUMINUM PIPING,
                       METAL CONSTRUCTION HOPPERS, STEEL FRAME, AUGER
                       CONVEYOR, ASSOCIATED DUCT WORK AND EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                  $30,000.00         $54,000.00     $75,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                               FLV               FMV             FMVIP
------------------------------------------------------------------------------------------------------------------------------------
OUTSIDE (MECHANICALS) (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    368       16095     CUSTOM DESIGNED DUST COLLECTION SYSTEM COMPLETE W/          $10,000.00       $18,000.00      $ 25,000.00
                        BLOWER, MODEL H / HP-3-090-6-1-1, MAX RPM 1235, S/N
                        4261-A056 COMPLETE W/ DRIVE MOTORS, ALUMINUM PIPING,
                        METAL CONSTRUCTION HOPPERS, STEEL FRAME, AUGER
                        CONVEYOR,  ASSOCIATED DUCT AND EQUIPMENT

    369       16096     SUTORBILT ROTARY POSITIVE BLOWER, S/N 9430F031              $ 5,000.00       $ 7,000.00      $ 10,000.00

    370       16097     AIR TECH SCRAP SEPARATING SYSTEM COMPLETE W / DRIVE         $10,000.00       $15,000.00      $ 20,000.00
                        MOTORS, VIBRATORY SCREEN HOPPER, AUGER CONVEYOR,
                        MAGNETIC SEPARATOR

    371       16169     BOBCAT SKID STEER, S/N N/A                                  $ 5,000.00       $ 6,000.00      $  7,000.00

    372       16170     NICHOLAS BALER W / CONTROL CONSOLE, S/N 9747                $ 1,000.00       $ 1,250.00      $  1,500.00

    373       16171     PIQUA SERIES 30 BALER W / CONTROL CONSOLE                   $   750.00       $ 1,000.00      $  1,250.00

    374       16172     PHILADELPHIA TRAM RAIL BALER W / CONTROL CONSOLE            $ 1,250.00       $ 1,500.00      $  1,750.00

    375       16104     CLARK HEAVY DUTY ROUGH TERRAIN 16,000 LB CAPACITY           $25,000.00       $30,000.00      $ 35,000.00
                        FORKLIFT MODEL #RHY180S, S/N -CHY1608-46-732, PROP
                        #5221, TRIPLE MAST, OROP, 2397 HOURS

------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                  $58,000.00       $79,750.00      $101,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                    FLV              FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
OUTSIDE (MECHANICALS) (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    376                    STORAGE SILO UNIT W/ DRIVE -THROUGH LOADING STATION          $10,000.00       $20,000.00    $ 30,000.00
                           COMPLETE W / MOTORS, ASSOCIATED EQUIPMENT

    377       16105        FAIRBANKS / MORSE EMERGENCY GENERATOR 150 KW, MODEL          $15,000.00       $20,000.00    $ 25,000.00
                           C6CT, ROLLS ROYCE MOTOR, S/N 14109PO/M5, W / CONTROL
                           PANEL FAIRBANKS MORSE MODEL PGY S/N X24-4785, 1800 RPM

    378       16098        CUSTOM DUST COLLECTION SYSTEM COMPLETE W/ BLOWER,            $ 5,000.00       $10,000.00    $ 15,000.00
                           ASSOCIATED DUCT WORK, HOPPER, AUGER CONVEYOR,
                           ASSOCIATED EQUIPMENT

    379       16099        CUSTOM DUST COLLECTION SYSTEM COMPLETE W/ BLOWER,            $15,000.00       $22,500.00    $ 35,000.00
                           ASSOCIATED DUCT WORK, HOPPER, AUGER CONVEYOR,
                           ASSOCIATED EQUIPMENT, COMPLETE W/ BUFFALO BLOWER,
                           GRAVITY FEED LOADING MECHANISM, VACUUM FEEDER

    380       16100        CUSTOM DUST COLLECTION SYSTEM COMPLETE W/ BLOWER,            $15,000.00       $22,500.00    $ 35,000.00
                           ASSOCIATED DUCT WORK, HOPPER, AUGER CONVEYOR,
                           ASSOCIATED EQUIPMENT, COMPLETE W/ BUFFALO BLOWER,
                           GRAVITY FEED LOADING MECHANISM, VACUUM FEEDER

------------------------------------------------------------------------------------------------------------------------------------
                           PAGE TOTAL                                                   $60,000.00       $95,000.00    $140,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                   FLV              FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
OUTSIDE (MECHANICALS) (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    381       16101        CUSTOM DUST COLLECTION SYSTEM COMPLETE W/ BLOWER,         $   15,000.00    $   22,500.00  $  35,000.00
                           ASSOCIATED DUCT WORK, HOPPER, AUGER CONVEYOR,
                           ASSOCIATED EQUIPMENT, COMPLETE W/ BUFFALO BLOWER,
                           GRAVITY FEED LOADING MECHANISM, VACUUM FEEDER

    382       16102        CUSTOM DUST COLLECTION SYSTEM COMPLETE W/ BLOWER,         $   15,000.00    $   22,500.00  $   35,000.00
                           ASSOCIATED DUCT WORK, HOPPER, AUGER CONVEYOR,
                           ASSOCIATED EQUIPMENT, COMPLETE W/ BUFFALO BLOWER,
                           GRAVITY FEED LOADING MECHANISM, VACUUM FEEDER

    383       16103        CUSTOM DUST COLLECTION SYSTEM COMPLETE W/ BLOWER,         $    7,500.00    $   12,500.00  $   20,000.00
                           ASSOCIATED DUCT WORK, HOPPER, AUGER CONVEYOR,
                           ASSOCIATED EQUIPMENT

    384                    MISCELLANEOUS SUPPORT EQUIPMENT OUTSIDE INCLUDING BUT     $    1,000.00    $    1,250.00  $    1,500.00
                           NOT LIMITED TO:  SELF DUMPING HOPPERS, WASTE BINS,
                           PALLET JACKS, FIRE EXTINGUISHERS, VACUUM FEEDERS,
                           BLOWERS

------------------------------------------------------------------------------------------------------------------------------------
                           PAGE TOTAL                                                $   38,500.00    $   58,750.00 $    91,500.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                           GRAND TOTAL PLANT #43                                     $6,516,150.00    $8,326,050.00 $10,323,900.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                    FLV              FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
BACK END AREA
------------------------------------------------------------------------------------------------------------------------------------
    385       15164    BOWMAN LEHR TUNNEL CONVEYOR OVEN 10 ZONES, NATURAL GAS,          $ 90,000.00     $140,000.00    $185,000.00
                       540 DEGREES C MAX. TEMPERATURE, COMPLETE W / CONTROL
                       CABINET,  CHART RECORDER,  84" CHAIN LINK CONVEYOR, AIR
                       VENTILATION EXHAUSTS, MECHANICAL DOORS, MEZZANINE, GAS
                       VALVES,

                       BLOWERS, APPROXIMATELY (60) CARRIERS, ASSOCIATED
                       EQUIPMENT, S/N 11-4350 (1995), FLEET #'S 008, 087, 137,
                       141, 142

    386       15165    ROACH LIVE ROLLER LEHR RETURN CONVEYOR, 16" X 100' W /           $ 10,000.00     $ 13,000.00    $ 17,000.00
                       DRIVE MOTORS, CONTROLS, SIDE RAIL, ASSOCIATED
                       EQUIPMENT, S/N 161337-1

    387       15174    HIRATA BACK END CARRIER CONVEYOR SYSTEM, APPROXIMATELY           $ 55,000.00     $ 90,000.00    $135,000.00
                       3000 LINEAR FEET W/ CONTROL CONSOLE, DIGITAL COUNTER,
                       (4) HIRATA ELEVATORS, OEC TESTER INSPECTION STATIONS,
                       TRANSFERS, LEAKAGE TEST STATIONS, MEZZANINE LEVEL,
                       BRIGHTNESS TEST, ASSOCIATED EQUIPMENT, FLEET #090

    388       15175    HIRATA SPUTNOCK LINE COMPLETE W/ CONTROL CONSOLE,                $  8,500.00     $ 12,000.00    $ 18,000.00
                       (BCP#7), (19) PALLETS 4 POSITIONS EACH, (5) RF
                       GENERATORS, (13) DC POWER SUPPLIES, ASSOCIATED
                       EQUIPMENT, FLEET #016

    389       15176    HIRATA CUSTOM AGING LINE COMPLETE W/ (29) CARRIERS 4             $  6,000.00     $  7,500.00    $  9,500.00
                       STATIONS EACH, CONTROL CONSOLE, ASSOCIATED EQUIPMENT,
                       45 MINUTE  CYCLE TIME

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                       $169,500.00     $262,500.00    $364,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                   FLV              FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
BACK END (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    390       15171      LITZLER CUSTOM VACUUM EXHAUST CONVEYOR LINE, S/N          $175,000.00       $250,000.00        $400,000.00
                         1311/3.2 COMPLETE W/ CONTROL CONSOLE, CHART RECORDER,
                         APPROXIMATELY (4.8) GALILEO VACUUM EXHAUST CARRIERS /
                         CRT PUMPING UNITS, 4 STATIONS EACH W/ PUMP, CONTROLS,
                         FIXTURES, ENCLOSURE, BLOWERS, (3) RF CONVERTERS, WATER
                         PUMPS, ULTRASONIC CLEANER, ASSOCIATED EQUIPMENT, FLEET
                         #0013

    391       15172      CUSTOM DESIGNED GETTER NECK FLASH STATION W/ PILLAR       $  5,000.00       $  8,000.00        $ 12,000.00
                         CYCLE TYPE MK., PVC TANK HOSES, ASSOCIATED EQUIPMENT,
                         FLEET #015

    392       15173      CUSTOM DESIGNED GETTER NECK FLASH STATION W/ PILLAR       $  5,000.00       $  8,000.00        $ 12,000.00
                         CYCLE TYPE MK., PVC TANK HOSES, ASSOCIATED EQUIPMENT,
                         FLEET #014

    393       15181      CUSTOM DESIGNED  A TEST INSPECTION STATIONS COMPLETE W/   $    800.00       $  1,400.00        $  2,000.00
                         ENCLOSURE, PRINTER, POWER SUPPLY, DISK DRIVE,
                         ASSOCIATED EQUIPMENT, S/N N/A

    394       15177      CUSTOM DESIGNED  A TEST INSPECTION STATIONS COMPLETE W/   $    800.00       $  1,400.00        $  2,000.00
                         ENCLOSURE, PRINTER, POWER SUPPLY, DISK DRIVE,
                         ASSOCIATED EQUIPMENT, S/N N/A

    395       15178      CUSTOM DESIGNED  A TEST INSPECTION STATIONS COMPLETE W/   $    800.00       $  1,400.00        $  2,000.00
                         ENCLOSURE, PRINTER, POWER SUPPLY, DISK DRIVE,
                         ASSOCIATED EQUIPMENT, S/N N/A

------------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                $187,400.00       $270,200.00        $430,000.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC



                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                    FLV              FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
BACK END (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    396       15179    CUSTOM DESIGNED  A TEST INSPECTION STATIONS COMPLETE W/          $   800.00         $ 1,400.00    $ 2,000.00
                       ENCLOSURE, PRINTER, POWER SUPPLY, DISK DRIVE,
                       ASSOCIATED EQUIPMENT, S/N N/A

    397       15180    CUSTOM DESIGNED  A TEST INSPECTION STATIONS COMPLETE W/          $   800.00         $ 1,400.00    $ 2,000.00
                       ENCLOSURE, PRINTER, POWER SUPPLY, DISK DRIVE,
                       ASSOCIATED EQUIPMENT, S/N N/A

    398       15182    CUSTOM DESIGNED FOCUS TEST STATION W/ TELEVISION, YOKE           $   500.00         $   800.00    $ 1,200.00
                       FIXTURE, ASSOCIATED EQUIPMENT

    399                MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT                $ 7,000.00         $11,000.00    $15,000.00
                       LIMITED TO:  PALLET JACKS, METRO STYLE STORAGE SHELVES,
                       STAINLESS STEEL INVENTORY CARTS, HAND TRUCKS, ARO PUMP
                       UNIT, WORK TABLE, STORAGE CABINETS, METRO STORAGE RACK,
                       METAL LOCKERS, VEECO VACUUM CHECK, SPOT WELDING
                       STATION, DIE LIFT TABLE

------------------------------------------------------------------------------------------------------------------------------------
WASH ROOM
------------------------------------------------------------------------------------------------------------------------------------

    400       15147    HIRATA CUSTOM TUBE WASH MACHINE COMPLETE W/ CONTROL              $25,000.00         $30,000.00    $40,000.00
                       PANEL, 17 STATION CAROUSEL CONVEYOR, PUMPS, OPERATOR
                       CONTROLS, VENTILATION PLC CONTROLS, POLY PRO &
                       STAINLESS STEEL STORAGE TANKS, DISPLAY TERMINAL METERS,
                       HF, DI WATER  ACL WASH UNIT, ASSOCIATED EQUIPMENT,
                       FLEET #001

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                       $34,100.00         $44,600.00    $60,200.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                          DESCRIPTION                                     FLV              FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
WASH ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    401       15148     MCGINTY CUSTOM FABRICATED CAROUSEL TUBE CONVEYOR LINE,           $   500.00       $   750.00    $  1,400.00
                        32 STATIONS, W/ BALDOR ADJUSTABLE SPEED DRIVE CONTROL,
                        ASSOCIATED EQUIPMENT, S/N 18729-2, FLEET #125

    402                 MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING:  RINSE                $ 1,000.00       $ 1,500.00    $  2,000.00
                        SHOWER, STOOL, (9) STAINLESS STEEL INVENTORY CARTS

------------------------------------------------------------------------------------------------------------------------------------
FRONT END
------------------------------------------------------------------------------------------------------------------------------------

    403       15149     HIRATA PHOSPHATE SINGLE COLOR SCREEN PRODUCTION LINE             $40,000.00       $55,000.00    $100,000.00
                        COMPLETE W/ 48 STATIONS W/ 2 UNITS EACH, ROTARY
                        CAROUSEL CONVEYOR, CONTROL CONSOLE, STAINLESS STEEL
                        CONTAINERS, DIGITAL SCALES, WATER CUSHION DISPENSER,
                        OPERATOR CONTROL BOXES, ADJUSTABLE COLOR

    404       15150     CUSTOM BUILT ROTARY HOT AIR SCREEN DRYING UNIT W/                $ 1,000.00       $ 1,500.00    $  2,500.00
                        CONTROL CONSOLE, BLOWER, HEATER, LAMPS, ASSOCIATED
                        EQUIPMENT, FLEET #126, S/N N/A

    405       15155     CUSTOM BUILT ROTARY HOT AIR SCREEN LACQUER DRYING UNIT           $ 1,000.00       $ 1,500.00    $  2,500.00
                        W/ CONTROL CONSOLE, BLOWER, HEATER, LAMPS, ASSOCIATED
                        EQUIPMENT, FLEET #127, S/N N/A

------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                       $43,500.00       $60,250.00    $108,400.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                          DESCRIPTION                                    FLV              FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FRONT END (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    406       15156      CUSTOM BUILT ROTARY HOT AIR SCREEN DAG DRYING UNIT W/         $    850.00      $  1,250.00     $  2,000.00
                         CONTROL CONSOLE, BLOWER, HEATER, LAMPS, ASSOCIATED
                         EQUIPMENT, FLEET #128, S/N N/A

    407       15151      HIRATA AUTOMATED LACQUER PRODUCTION LINE COMPLETE W/          $ 70,000.00      $ 95,000.00     $140,000.00
                         (8) STATIONS, ROTARY HEAD DRIVE PANEL, CONTROL CONSOLE,
                         STAINLESS STEEL HARDWARE, PUMPS, OPERATOR CONTROL
                         PANELS, STAINLESS STEEL CONTAINERS, CITY WATER, FLEET
                         #3, ASSOCIATED EQUIPMENT

    408       15152      MCGINTY 35" BELT CONVEYOR W/ (5) LANES W/ POLY                $    600.00      $    800.00     $  1,000.00
                         DIVIDERS, BALDOR ADJUSTABLE SPEED DRIVE, S/N 18728-1,
                         FLEET #133

    409       15153      CUSTOM BUILT PEDESTAL STYLE TUBE WASH UNIT, W/ PUMP,          $    700.00      $  1,100.00     $  1,600.00
                         CONTROLS, ASSOCIATED EQUIPMENT, FLEET #172

    410       15158      GALILEO VACUUM TEC CRT ALUMINIZING CARTS, 4 STATION           $ 30,000.00      $ 40,000.00     $ 50,000.00
                         COMPLETE W/ STAINLESS STEEL HARDWARE, TOUCH PAD SCREEN,
                         DIGITAL DISPLAY, ASSOCIATED EQUIPMENT, S/N 04, (1995),
                         FLEET #004

    411       15159      GALILEO VACUUM TEC CRT ALUMINIZING CARTS, 4 STATION           $ 30,000.00      $ 40,000.00     $ 50,000.00
                         COMPLETE W/ STAINLESS STEEL HARDWARE, TOUCH PAD SCREEN,
                         DIGITAL DISPLAY, ASSOCIATED EQUIPMENT, S/N 02, (1995),
                         FLEET #005

------------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                    $132,150.00      $178,150.00     $244,600.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                         DESCRIPTION                                  FLV               FMV            FMVIP
------------------------------------------------------------------------------------------------------------------------------------
FRONT END (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    412       15160     GALILEO VACUUM TEC CRT ALUMINIZING CARTS, 4 STATION          $30,000.00         $40,000.00    $ 50,000.00
                        COMPLETE W/ STAINLESS STEEL HARDWARE, TOUCH PAD SCREEN,
                        DIGITAL DISPLAY, ASSOCIATED EQUIPMENT, S/N 03, (1995),
                        FLEET #006

    413       15161     GALILEO VACUUM TEC CRT ALUMINIZING CARTS, 4 STATION          $30,000.00         $40,000.00    $ 50,000.00
                        COMPLETE W/ STAINLESS STEEL HARDWARE, TOUCH PAD SCREEN,
                        DIGITAL DISPLAY, ASSOCIATED EQUIPMENT, S/N 01, (1995),
                        FLEET #007

    414       15162     CUSTOM OPTICAL INSPECTION STATION W/ LIGHT FIXTURE,          $   500.00         $   850.00    $  1,200.00
                        PERSONAL COMPUTER, ASSOCIATED EQUIPMENT

    415       15154     CUSTOM BUILT DUAL STATION INTERNAL DAG APPLICATION           $   500.00         $   800.00    $  1,200.00
                        STATION, W/ PNEUMATIC HOLDER,  ROTARY HEAD, CONTROL
                        CONSOLE, ASSOCIATED EQUIPMENT

    416       15157     HIRATA CUSTOM TUBE EXIT CONVEYOR SYSTEM COMPLETE W/          $ 3,500.00         $ 5,000.00    $  7,500.00
                        BLOCK, CONTROL PANEL, CARRIER, CONVEYOR UNIT, (2)
                        HIRATA ELEVATORS, (30) CARRIERS, ASSOCIATED EQUIPMENT

    417                 MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT            $ 2,500.00         $ 3,500.00    $  4,500.00
                        LIMITED TO:  (3) STAINLESS STEEL MIXING STATIONS,
                        PUMPS, AGITATORS, WORK TABLES, POLYPRO STORAGE TANKS,
                        STOOLS, (6) STAINLESS STEEL INVENTORY CARTS, STORAGE
                        CABINET

------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                   $67,000.00         $90,150.00    $114,400.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                           DESCRIPTION                                    FLV              FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
ENGINEERING
------------------------------------------------------------------------------------------------------------------------------------
    418       15163      JONES & LAMSON 14" OPTICAL COMPARATOR, MODEL #PC-14A,           $ 2,500.00        $ 3,000.00    $ 3,500.00
                         PROP #4194

    419                  MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT               $ 3,000.00        $ 4,000.00    $ 5,000.00
                         LIMITED TO:  DESKS, CHAIRS, CONFERENCE TABLE, WORK
                         TABLE, 36" X 36" GRANITE SURFACE PLATE, HEIGHT GAUGE,
                         CARTS, STORAGE CABINETS, GATEWAY PENTIUM 75 PC, GATEWAY
                         PENTIUM 90 PC, GATEWAY C1185486/33 PC, HP LASER JET 5L
                         PRINTER

------------------------------------------------------------------------------------------------------------------------------------
GUN SEALING ROOM
------------------------------------------------------------------------------------------------------------------------------------

    420       15166      HIRATA AUTOMATED GUN SEALING MACHINE 12 STATIONS, GAS           $50,000.00        $60,000.00    $75,000.00
                         FIRED COMPLETE W/ CONTROL CONSOLE, DISPLAY TERMINAL,
                         CAROUSEL CONVEYOR, TORCHES, METERS, GAUGES, OPERATOR
                         CONTROL BOXES, ASSOCIATED EQUIPMENT, FLEET #10,91

    421       15167      MCGINTY CUSTOM BUILT MONORAIL CONVEYOR SYSTEM W/ BALDOR         $ 1,000.00        $ 1,500.00    $ 2,500.00
                         ADJUSTABLE SPEED DRIVE CONTROL, HARDWARE, FRAMING,
                         APPROXIMATELY 20 CARRIERS, ASSOCIATED EQUIPMENT, S/N
                         18729-3

    422       15168      CUSTOM DESIGNED CARRIER CONVEYOR SYSTEM W/ ELEVATORS,           $ 1,000.00        $ 2,000.00    $ 3,000.00
                         TRANSFER UNIT, INSPECTION STATION

    423       15169      CUSTOM DESIGNED BULB CLEANING AND DRYING STATION W/             $   650.00        $   950.00    $ 1,400.00
                         CONTROLLERS, BLOWERS, ASSOCIATED PNEUMATICS, FLEET #144
------------------------------------------------------------------------------------------------------------------------------------
                         PAGE TOTAL                                                      $58,150.00        $71,450.00    $90,400.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                           DESCRIPTION                                   FLV              FMV           FMVIP
------------------------------------------------------------------------------------------------------------------------------------
GUN SEALING ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    424       15170       DEXON LAMINAR FLOW GUN STORAGE CABINET, S/N 28859            $1,000.00       $ 1,300.00      $ 1,600.00

    425                   MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING:  ASSEMBLY         $  600.00       $ 1,200.00      $ 1,900.00
                          JIG, SHOP VACUUM, WORK PLATFORM, HOSES

------------------------------------------------------------------------------------------------------------------------------------
GUN ROOM
------------------------------------------------------------------------------------------------------------------------------------

    426       15183       CUSTOM GUN SPOT WELD STATIONS COMPLETE W/ FIXTURE,           $1,200.00       $ 1,600.00      $ 2,300.00
                          CONTROLLER, (2) TRANSFORMERS, ASSOCIATED EQUIPMENT

    427       15184       CUSTOM GUN SPOT WELD STATIONS COMPLETE W/ FIXTURE,           $1,200.00       $ 1,600.00      $ 2,300.00
                          CONTROLLER, (2) TRANSFORMERS, ASSOCIATED EQUIPMENT

    428       15185       CUSTOM GUN SPOT WELD STATIONS COMPLETE W/ FIXTURE,           $1,200.00       $ 1,600.00      $ 2,300.00
                          CONTROLLER, (2) TRANSFORMERS, ASSOCIATED EQUIPMENT

    429       15186       CUSTOM GUN SPOT WELD STATIONS COMPLETE W/ FIXTURE,           $1,200.00       $ 1,600.00      $ 2,300.00
                          CONTROLLER, (2) TRANSFORMERS, ASSOCIATED EQUIPMENT

    430       15187       BLUE-M LAB OVEN MODEL PCM-7-25C, S/N N/A, W/ DIGITAL         $2,000.00       $ 2,500.00      $ 3,000.00
                          CONTROL CONSOLE, ASSOCIATED EQUIPMENT, FLEET #140

------------------------------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                                                   $8,400.00       $11,400.00      $15,700.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
GUN ROOM (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    431                    MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING:  RINSE            $ 2,500.00        $ 3,500.00     $ 5,000.00
                           STATION, (2) ULTRASONIC BATHS, STORAGE CABINETS,
                           FOREMAN'S DESK, (4) HEPA FILTERS, RINSE HOLDERS,
                           STAINLESS STEEL TABLES, PUMPS, ASSOCIATED EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
SALVAGE
------------------------------------------------------------------------------------------------------------------------------------
    432       15188        LITTON NECK SEALING LATHE W/ FACE-PLATE, TORCHES,            $13,000.00        $17,500.00     $23,000.00
                           TAILSTOCK, ASSOCIATED EQUIPMENT, S/N 963

    433       15189        LITTON NECK SEALING LATHE W/ FACE-PLATE, TORCHES,            $15,000.00        $22,000.00     $27,000.00
                           TAILSTOCK, ASSOCIATED EQUIPMENT, S/N N/A

    434       15190        WOODLAND NECK CUTTING LATHE MODEL #TV-27, RENECKING,         $ 4,000.00        $ 6,000.00     $ 8,000.00
                           S/N 3526-R W/ TORCHES, POWER TAILSTOCK, FACE PLATE,
                           ASSOCIATED EQUIPMENT

    435                    MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT            $   600.00        $   800.00     $ 1,000.00
                           LIMITED TO:  (2) BUTCHER BLOCK TABLES, PRE-HEATERS,
                           STOOLS

------------------------------------------------------------------------------------------------------------------------------------
DOCUMENT CONTROL OFFICE
------------------------------------------------------------------------------------------------------------------------------------
    436                    FORMICA FOLDING TABLE, DESK, SWIVEL CHAIR, (5) VERTICAL      $ 1,500.00        $ 2,000.00     $ 2,500.00
                           FILE CABINETS, STORAGE CABINETS, GATEWAY PENTIUM PC
                           133, HP LASER JET 5L PRINTER

------------------------------------------------------------------------------------------------------------------------------------
                           PAGE TOTAL                                                   $36,600.00        $51,800.00     $66,500.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
BURN-IN AREA
------------------------------------------------------------------------------------------------------------------------------------
    437       15191     (7) TUBE BURN-IN STORAGE RACKS, 12 PER SIDE DOUBLE, TV         $  500.00       $ 1,000.00       $ 2,000.00
                        BOARDS, ASSOCIATED EQUIPMENT

------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC SHOP
------------------------------------------------------------------------------------------------------------------------------------
    438                 MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT              $2,000.00       $ 2,750.00       $ 3,500.00
                        LIMITED TO:  (2) BUTCHER BLOCK WORK TABLES, VOLTAGE
                        REGULATOR, POWER SUPPLIES, TEKTRONIX 2213A STORAGE
                        OSCILLOSCOPE, 60 MHZ, WELLER SOLDER GUN, ZENITH PC,
                        WORK TABLE,  TEST FIXTURES, COLOR INSPECTION UNIT, HEAT
                        GUN

------------------------------------------------------------------------------------------------------------------------------------
CAFETERIA
------------------------------------------------------------------------------------------------------------------------------------
    439                 MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT              $3,500.00       $ 4,250.00       $ 5,000.00
                        LIMITED TO:  FOLDING TABLES, FOLDING CHAIRS, SERVICE
                        COUNTERS, COOLER DISPENSERS, NCR DIGITAL CASH REGISTER,
                        STAINLESS STEEL TABLES, BURNER OVEN

    440       15192     VICTORY STAINLESS STEEL DOUBLE DOOR REFRIGERATOR, S/N          $1,600.00       $ 2,100.00       $ 2,500.00
                        N/A

    441       15193     VICTORY STAINLESS STEEL SINGLE DOOR REFRIGERATOR, S/N          $  700.00       $ 1,000.00       $ 1,250.00
                        N/A

    442       15194     VICTORY STAINLESS STEEL PROOFING CABINET                       $  500.00       $   750.00       $ 1,000.00

------------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                     $8,800.00       $11,850.00       $15,250.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
WAREHOUSE
------------------------------------------------------------------------------------------------------------------------------------
    443       15195    CLARK ELECTRIC 3 WHEEL FORKLIFT MODEL #TM15S, 2500 LB       $ 4,000.00      $ 4,500.00      $ 5,000.00
                       CAPACITY W/ OROP, SOLID TIRES, TRIPLE MAST, SIDE SHIFT,
                       S/N 10779091FB

    444                MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT           $ 4,500.00      $ 5,250.00      $ 6,000.00
                       LIMITED TO:  (3) ACID STORAGE CONTAINERS, CAGES,
                       FLAMMABLE STORAGE CABINET, CATCH BASINS, STRAPPING
                       CART, METRO STYLE STORAGE SHELVE, (2) 8' MEDIUM DUTY
                       PALLET RACKING, (14) 10' MEDIUM DUTY PALLET RACKING

------------------------------------------------------------------------------------------------------------------------------------
MAINTENANCE SHOP
------------------------------------------------------------------------------------------------------------------------------------
    445       15196    BRIDGEPORT VERTICAL MILLING MACHINE W/ 9 X 42" TABLE,       $ 4,000.00      $ 4,500.00      $ 5,000.00
                       VARIOUS SPEED, BAUSCH & LOMB ACCU-RITE 2 AXIS DRO,
                       MILLING VICE, S/N 154237

    446       15198    SHELDON ENGINE LATHE: MODEL #GR-72-P W/ 3 JAW CHUCK,        $ 4,000.00      $ 5,000.00      $ 6,000.00
                       TAILSTOCK, ALORIS TOOLPOST, THREAD DIAL, S/N 27659,
                       PROP #10311

    447       15199    HARDINGE SECONDARY OPERATION LATHE MODEL #HLV-H W/          $ 7,000.00      $ 7,500.00      $ 8,000.00
                       QUICK CHANGE, COLLET, TAILSTOCK, BAUSCH & LOMB
                       ACCU-RITE II 2 AXIS DRO, S/N HLV-H-5685-L

    448       15200    DOALL 6 X 12" SURFACE GRINDER MODEL #VS612, 6 X 12"         $   900.00      $ 1,400.00      $ 1,800.00
                       ELECTRO MAGNETIC CHUCK, 355-81732

------------------------------------------------------------------------------------------------------------------------------------
                       PAGE TOTAL                                                  $24,400.00      $28,150.00      $31,800.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC


                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998


------------------------------------------------------------------------------------------------------------------------------------
ITEM #        ID#                          DESCRIPTION                                FLV                FMV                FMVIP
------------------------------------------------------------------------------------------------------------------------------------
MAINTENANCE SHOP (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
    449       15201       GENIE MECHANICAL AERIAL WORK PLATFORM, MODEL #SL-20,        $   600.00      $   900.00      $ 1,200.00
                          S/N 595-05821

    450                   MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT           $ 3,000.00      $ 4,000.00      $ 5,000.00
                          LIMITED TO:  GRANITE SURFACE PLATE, STORAGE SHELVES,
                          STORAGE CABINETS, CHUCKS, INDEXING FIXTURES, BRIDGEPORT
                          15" ROTARY TABLE, (2) DRILL PRESSES, DOUBLE ENDED
                          PEDESTAL GRINDERS, H -FRAME SHOP PRESS, LINCOLN AC-225
                          GLM ARC WELDER, WORK TABLES,

------------------------------------------------------------------------------------------------------------------------------------
STORAGE AREA
------------------------------------------------------------------------------------------------------------------------------------
    451                   DESKS, SWIVEL CHAIRS, METAL STORAGE CABINETS, TOOL          $12,000.00      $15,000.00      $18,500.00
                          BOXES, DAYTON WIRE FEEDER, TOOL BINS, LADDERS, WELDING
                          CART, PUMPS, STAINLESS STEEL STORAGE CONTAINER, MILLER
                          WELDER, SCALES, MIXERS, BARREL CONTAINER, SPARE PARTS,
                          SUPPLIES, ABRASIVE CUT-OFF SAW

------------------------------------------------------------------------------------------------------------------------------------
MIXING AREA
------------------------------------------------------------------------------------------------------------------------------------
    452       15202       BUCK SCIENTIFIC A.A. SPECTROPHOTOMETER MODEL #210VGP W/     $ 5,000.00      $ 6,000.00      $ 7,000.00
                          CONTROL CONSOLE, S/N 252

------------------------------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                                                  $20,600.00      $25,900.00      $31,700.00
------------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV            FMV               FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MIXING AREA (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    453                 MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT          $ 4,000.00       $ 5,000.00        $ 7,000.00
                        LIMITED TO:  STORAGE CABINETS, DESKS, SWIVEL CHAIRS,
                        PUMPS, ZENITH PC, VENTILATION HOOD, SINK, METTLER AG104
                        DIGITAL BALANCE, LAB CABINETS, CORROSIVE CABINET,
                        ASSOCIATED CENTRA CENTRIFUGE, MODEL#720 SAMPLER,
                        NUOVA HOT PLATE, MIXER, VWR VACUUM OVEN, STAINLESS STEEL
                        TABLES, (3) PHOSPHATE MIXING STATIONS, BLENDERS, TIMER,
                        OHAUS DIGITAL SCALES, FLAMMABLE STORAGE CABINET

---------------------------------------------------------------------------------------------------------------------------------
ACID WASH
---------------------------------------------------------------------------------------------------------------------------------
    454                 MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT          $ 1,000.00       $ 1,500.00        $ 2,000.00
                        LIMITED TO:  (2) POLYPRO WASH STATIONS, DRYERS,
                        STAINLESS STEEL MIXING TANK, RINSE SHOWER, VENTILATION
                        UNIT TABLE, STORAGE CABINETS, CUSTOM LENS POLISHERS,
                        PUMPS, INVENTORY CART

---------------------------------------------------------------------------------------------------------------------------------
MECHANICAL SERVICES ROOM
---------------------------------------------------------------------------------------------------------------------------------
    455     15203       GORDON PLATT CB PACKAGE BOILER MODEL                       $ 8,500.00       $12,000.00        $17,000.00
                        #WFL12-5-G-75/2594, S/N N/A NATURAL GAS W/ BURNER,
                        PUMPS, STORAGE TANK, ASSOCIATED EQUIPMENT, FLEET #96

---------------------------------------------------------------------------------------------------------------------------------
                        PAGE TOTAL                                                 $13,500.00       $18,500.00        $26,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                FLV              FMV            FMVIP
---------------------------------------------------------------------------------------------------------------------------------
MECHANICAL SERVICES ROOM (CONT'D)
---------------------------------------------------------------------------------------------------------------------------------
    456       15204       CARRIER CHILLER UNIT MODEL #23XL4040NO60 COMPLETE W/       $ 12,000.00    $15,000.00      $ 19,000.00
                          CONTROL CONSOLE, COMFORT NETWORK DIGITAL DISPLAY,
                          MARKLEY WATER TOWER, STORAGE TANK, ASSOCIATED
                          EQUIPMENT, FLEET #'S 101, 98, 100, S/N TD6BHOOAG

    457       15205       JOY ROTARY SCREW AIR COMPRESSOR, 150 HP W/ QUAD 2000       $ 22,000.00    $26,000.00      $ 35,000.00
                          DIGITAL CONTROLS, ASSOCIATED EQUIPMENT, FLEET #'S 104,
                          112, 113, S/N X-10240

    458       15206       PNEUMATIC PRODUCTS AIR DRYER MODEL HEAT-LES, DHA, W/       $    750.00    $ 1,000.00      $  1,500.00
                          ASSOCIATED EQUIPMENT, FLEET #115

    459                   MISCELLANEOUS SUPPORT EQUIPMENT INCLUDING BUT NOT          $  2,000.00    $ 3,500.00      $  5,000.00
                          LIMITED TO:  FLOOR POLISHER, SHOP VACUUM, WASTE BASKET,
                          RINSE SHOWER

    460       15209       EDC WASTE WATER TREATMENT SYSTEM COMPLETE W/ (5) POLY      $ 20,000.00    $30,000.00      $ 70,000.00
                          PROPYLENE STORAGE TANKS, PUMPS, PIPING, PH METERS,
                          VALVES, AGITATORS, FIBERGLASS TANK, (7) EDS FILTRATION
                          UNITS, W/ CONTROLS, HOLDING TANK, ULTRAVIOLET
                          DISINFECTING UNIT, TENCO WATER SEPARATION UNIT,
                          ASSOCIATED EQUIPMENT, FLEET #'S 108, 109, 110, 111,
                          106, 107

    461       15207       JWI FILTER PRESSES MODEL #J-PRESS COMPLETE W/ 21           $ 17,500.00    $22,500.00      $ 27,500.00
                          DAYLIGHTS HYDRAULIC UNIT, ASSOCIATED EQUIPMENT, S/N N/A

---------------------------------------------------------------------------------------------------------------------------------
                          PAGE TOTAL                                                 $ 74,250.00    $98,000.00      $158,000.00
---------------------------------------------------------------------------------------------------------------------------------

                      GREENWICH INDUSTRIAL SERVICES, LLC

                              APPRAISAL DIVISION
                              ZENITH CORPORATION
                          CIUDAD JUAREZ, MX PLANT #43

                                 APRIL 1, 1998

---------------------------------------------------------------------------------------------------------------------------------
  ITEM #       ID#                          DESCRIPTION                                  FLV              FMV            FMVIP
----------------------------------------------------------------------------------------------------------------------------------
MECHANICAL SERVICES ROOM (CONT'D)
----------------------------------------------------------------------------------------------------------------------------------
    462       15208    JWI FILTER PRESSES MODEL #J-PRESS COMPLETE W/ 21               $   17,500.00  $   22,500.00  $    27,500.00
                       DAYLIGHTS HYDRAULIC UNIT, ASSOCIATED EQUIPMENT, S/N N/A
----------------------------------------------------------------------------------------------------------------------------------
CONFERENCE ROOM
----------------------------------------------------------------------------------------------------------------------------------
    463                10' TABLE, (8) SWIVEL CHAIRS, 3M OVERHEAD PROJECTOR,           $    2,000.00  $    2,500.00  $     3,000.00
                       ZENITH PROJECTION TV, MARKER BOARD
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COMMON OFFICE AREA
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    464                GATEWAY 2000 486/66 PC, (2) FORMICA DESKS W/ RETURN,           $    3,000.00  $    3,500.00  $     4,000.00
                       SWIVEL CHAIR, IBM TYPEWRITERS, HP DESK JET PRINTER,
                       CALCULATOR, VERTICAL FILE CABINETS, KONICA FAX MACHINE
                       MODEL 710, KONICA COPY MACHINE 1112, STORAGE CABINET,
                       CREDENZA, BOOKCASE, HIGHBACK LEATHER CHAIR, EXECUTIVE
                       DESKS, HP LASER JET 4L PRINTER, EPSON PRINTER, IBM
                       CLONE PC, GATEWAY 2000 PENTIUM 133 PC, SPEAKERS,
                       GATEWAY 2000 PENTIUM 150 PC

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EXECUTIVE OFFICE
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    465                MISCELLANEOUS FURNITURE INCLUDING:  WOOD EXECUTIVE             $    3,500.00  $    4,000.00  $     4,750.00
                       DESK, HIGHBACK SWIVEL CHAIR, (2) WOOD CLOTH ARM CHAIRS,
                       CREDENZA, TELEVISION, WALL SOFFICE EQUIPMENT
                       INCLUDING:  GATEWAY 2000 PC, TAPE DRIVE W/ GATEWAY VGA
                       MONITOR, SPEAKERS, MOUSE, APPLE MACINTOSH NOTEBOOK PC,
                       GATEWAY 2000 PENTIUM NOTEBOOK PC, HP LASER JET HL
                       PRINTERTORAGE UNIT, SECRETARIAL DESK, MISCELLANEOUS

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                       PAGE TOTAL                                                     $   26,000.00  $   32,500.00  $    39,250.00
                       GRAND TOTAL  #72                                               $  904,350.00  $1,255,400.00  $ 1,796,700.00
                       GRAND TOTAL JUAREX #43 & #72                                   $7,420,500.00  $9,581,450.00  $12,120,600.00
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